Exhibit 4.4

Non-Standardized 401(k) Profit Sharing Plan (006)

ADOPTION AGREEMENT FOR

AUTOMATIC DATA PROCESSING DEFINED CONTRIBUTION PLAN

NON-STANDARDIZED 401(K) profit sharing plan

CAUTION: Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.

EMPLOYER INFORMATION

(An amendment to the Adoption Agreement is not needed solely to reflect a change in this Employer Information Section.)

1.	EMPLOYER'S NAME, ADDRESS, TELEPHONE NUMBER, TIN AND FISCAL YEAR

Name:       Educational Development Corporation

Address:       5402 S. 122nd E. Ave

                                                                              Street

  Tulsa            Oklahoma            74146

                                   City                 State                    Zip

Telephone:       918-622-4522

Taxpayer Identification Number (TIN):    73-0750007

Employer's Fiscal Year ends:    February 28

2.	TYPE OF ENTITY

a.     [X]     Corporation (including tax-exempt or non-profit Corporation)

b.     [   ]     Professional Service Corporation

c.     [   ]     S Corporation

d.     [   ]     Limited Liability Company that is taxed as:

1.     [   ]     a partnership or sole proprietorship

2.     [   ]     a Corporation

3.     [   ]     an S Corporation

e.     [   ]     Sole Proprietorship

f.     [   ]     Partnership (including limited liability)

g.     [   ]     Other:              (must be a legal entity recognized under federal income tax laws)

3.

AFFILIATED EMPLOYERS/PARTICIPATING EMPLOYERS (Plan Sections 1.7 and 1.61). Is the Employer an Affiliated Employer (i.e., a member of a controlled group or an affiliated service group (within the meaning of Code §414(b), (c), (m) or (o)))?

a.     [X]     No

b.     [   ]     Yes, the Employer is a member of (select one or both of 1. - 2. AND select one of 3. - 4. below):

1.     [   ]     A controlled group

2.     [   ]     An affiliated service group

AND, will any of the Affiliated Employers adopt the Plan as Participating Employers?

3.     [   ]     Yes (Each Participating Employer must take appropriate legal action to become a Participating Employer in accordance with Section 11.1. Participating Employers are listed in Appendix C.)

4.     [   ]     No (The Plan could fail to satisfy the Code §410(b) coverage rules.)

MULTIPLE EMPLOYER PLAN (Plan Article XIV). Will any Employers who are not Affiliated Employers adopt this Plan as part of a multiple employer plan (MEP) arrangement?

c.     [X]     No

d.     [   ]     Yes (Each Participating Employer must take appropriate legal action to become a Participating Employer in accordance with Section 11.1. Participating Employers are listed in Appendix C.)

Non-Standardized 401(k) Profit Sharing Plan (006)

PLAN INFORMATION

(An amendment to the Adoption Agreement is not needed solely to reflect a change in the information in Questions 9. through 11.)

4.	PLAN NAME:

  Educational Development Employee 401(k) Plan

5.	PLAN STATUS

a.     [   ]     New Plan

b.     [X]     Amendment and restatement of existing Plan

PPA RESTATEMENT (leave blank if not applicable)

1.     [   ]     This is an amendment and restatement to bring a plan into compliance with the Pension Protection Act of 2006 ("PPA") and other legislative and regulatory changes (i.e., the 6-year pre-approved plan restatement).

6.

EFFECTIVE DATE (Plan Section 1.25) (complete a. if new plan; complete a. AND b. if an amendment and restatement other than an "Existing Client PPA Restatement" as described in c.; complete a. AND c. if an "Existing Client PPA Restatement" as described in c.)

Initial Effective Date of Plan

a.       3/1/1990      (enter month day, year) (hereinafter called the "Effective Date" unless 6.b. is entered below)

Restatement Effective Date. If this is an amendment and restatement, the effective date of the restatement (hereinafter called the "Effective Date") is:

b.       3/1/2019      (enter month day, year; may enter a restatement date that is the first day of the current Plan Year. Plan contains appropriate retroactive effective dates with respect to provisions for appropriate laws.)

c.     [   ]     Existing Client PPA Restatement (Select this item only for a plan that is a current client of ADP, LLC's Retirement Services division restating for PPA): This is an amendment and restatement designed to bring the Plan into compliance with the Pension Protection Act of 2006 ("PPA") and other legal requirements. The Effective Date of this amendment and restatement shall be the first day of the month following the date on which this amendment and restatement is executed; provided that if this amendment and restatement is executed in the last month of the PPA restatement adoption period established by the Internal Revenue Service for preapproved plans, the effective date of this amendment and restatement shall be the last day of said PPA restatement adoption period.

7.	PLAN YEAR (Plan Section 1.65) means, except as otherwise provided in c. below:

a.     [   ]     the calendar year

b.     [X]     the twelve-month period ending on   February 28      (e.g., June 30th)

SHORT PLAN YEAR (Plan Section 1.76). Select below if there is a Short Plan Year (if the effective date of participation is based on a Plan Year, then coordinate with Question 15) (leave blank if not applicable):

c.     [   ]     beginning on         (enter month day, year; e.g., July 1, 2013)

and ending on         (enter month day, year).

8.

VALUATION DATE (Plan Section 1.86) means every day that the Trustee (or Insurer), any transfer agent appointed by the Trustee (or Insurer) or the Employer, and any stock exchange used by such agent are open for business (daily valuation)

9.	PLAN NUMBER assigned by the Employer

a.     [X]     001

b.     [   ]     002

c.     [   ]     Other:

10.	TRUSTEE(S) (Plan Sections 1.44 and 1.84):

a.     [   ]     Individual Trustee(s). Individual Trustee(s) who serve as Trustee(s) under the terms of Article VII of the Plan over assets not subject to control by an institutional Trustee. (add additional Trustees as necessary) NOTE: Individual trustees appointed under the Plan should signify their acceptance by executing this Adoption Agreement.

Name(s)                                                     Title(s)

Non-Standardized 401(k) Profit Sharing Plan (006)

Address and telephone number

1.     [   ]     Use Employer address and telephone number

2.     [   ]     Use address and telephone number below:

Address:

                                                                  Street

                                                               City                             State                              Zip

Telephone:

b.     [X]     An institutional Trustee (under the   Reliance Trust Company Trust   (specify name of trust), a separate trust agreement the Trustee has executed and that has been approved for use with this Plan.)

c.     [   ]     Both an individual Trustee and an institutional Trustee. The individual Trustee will serve as Trustee with respect to assets consisting of qualifying Employer Securities, and the institutional Trustee will serve as Trustee with respect to Plan assets other than qualifying Employer securities. (If (c) is elected, complete both (a) and (b) above.)

Directed/Discretionary Trustee. Unless otherwise specified below, any individual Trustee will serve as a Directed (nondiscretionary) Trustee (Plan Section 1.21).

d.     [   ]     Directed Trustee exceptions (leave blank if no exceptions or if there is no individual Trustee):

1.     [   ]     The individual Trustee(s) will serve as Discretionary Trustee

NOTE:

With respect to Plan assets trusteed by an individual Trustee under Article VII of this Plan, Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections) or a separate agreement may be used to appoint a special Trustee for purposes of collecting delinquent contributions. If no such appointment is made, then except as provided in Plan Section 7.3(c), the Trustee will have such responsibility.

NOTE:

If a separate trust agreement is used, an executed copy of the trust agreement between the Trustee and the Employer must be attached to this Plan. The Plan and trust agreement will be read and construed together. The responsibilities, rights and powers of the Trustee will be those specified in the trust agreement.

11.	ADMINISTRATOR'S NAME, ADDRESS AND TELEPHONE NUMBER

(If none is named, the Employer will be the Administrator (Plan Section 1.5).)

a.     [X]     Employer (use Employer address and telephone number)

b.     [   ]     Other:

Address:

                                                                  Street

                                                               City                             State                              Zip

Telephone:

12.     CONTRIBUTION TYPES

The selections made below must correspond with the selections made under the Contributions and Allocations Section of this Adoption Agreement.

FROZEN PLAN OR CONTRIBUTIONS HAVE BEEN SUSPENDED (Plan Section 4.1(c)) (optional)

a.     [   ]     This is a frozen Plan (i.e., all contributions cease) (if this is a temporary suspension, select a.2):

1.     [   ]     All contributions ceased as of, or prior to, the effective date of this amendment and restatement and the prior Plan provisions are not reflected in this Adoption Agreement (may enter effective date at 3. below and/or select contributions at b. - h. (optional), skip questions 13-19 and 23-31)

2.     [   ]     All contributions ceased or were suspended and the prior Plan provisions are reflected in this Adoption Agreement (must enter effective date at 3. below and select contributions at b. - h.)

Effective date

3.     [   ]     as of                   (effective date is optional unless a.2. has been selected above or this is the amendment or restatement to freeze the Plan).

CONTRIBUTIONS

The Plan permits the following contributions (select one or more):

b.     [X]     Elective Deferrals (Question 25). Also select below if Roth Elective Deferrals are or were permitted.

1.     [X]     Roth Elective Deferrals (Plan Section 1.73)

Non-Standardized 401(k) Profit Sharing Plan (006)

2.     [   ]     Participants are not permitted to make Roth Elective Deferrals, but the Plan does include Roth Elective Deferral Accounts (because Roth Elective Deferrals were previously permitted or a plan with Roth Elective Deferral Accounts has been merged into this Plan)

c.     [   ]     401(k) "ADP test safe harbor contributions" (Question 27)

1.     [   ]     401(k) "ADP test safe harbor contributions" (other than QACA "ADP test safe harbor contributions") (Match, Nonelective)

2.     [   ]     QACA "ADP test safe harbor contributions"

d.     [X]     Employer matching contributions (Question 28)

e.     [   ]     Employer profit sharing contributions (includes "prevailing wage contributions") (Questions 29-30)

f.     [X]     Rollover contributions (Question 45)

g.     [   ]     After-tax voluntary Employee contributions (Question 46)

h.     [   ]     Frozen contribution source. The following contribution source(s) is/are frozen:

ELIGIBILITY REQUIREMENTS

13.	ELIGIBLE EMPLOYEES (Plan Section 1.28) means all Employees (including Leased Employees) EXCEPT those Employees who are excluded below or elsewhere in the Plan:

a.     [X]     No excluded Employees. There are no additional excluded Employees under the Plan (skip to Question 14).

b.     [   ]     Exclusions - same for all contribution types. The following Employees are not Eligible Employees for all contribution types (select one or more of e. - k. below; also select 1. for each exclusion selected at e. - j.):

c.     [   ]     Exclusions - different exclusions apply. The following Employees are not Eligible Employees for the designated contribution types (select one or more of d. - k. below; also select 1. OR all that apply of 2. - 4. for each exclusion selected at d. - j.):

NOTE:

Unless otherwise specified in this Section, Elective Deferrals include Roth Elective Deferrals, after-tax voluntary Employee contributions, and rollover contributions; Matching includes QMACs; and Nonelective Profit Sharing includes QNECs. "ADP test safe harbor contributions" (SH) (including those made pursuant to a QACA) are subject to the exclusions for Elective Deferrals except as provided in Question 27.

	All		Elective		Nonelective
Exclusions	Contributions		Deferrals/SH	Matching	Profit Sharing
d. No exclusions	N/A		2. [ ]	3. [ ]	4. [ ]
e. Union Employees (as defined in Plan Section 1.28)	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
f. Nonresident aliens (as defined in Plan Section 1.28)	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
g. Highly Compensated Employees (Plan Section 1.41)	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
h. Leased Employees (Plan Section 1.49)	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
i. Part-time/temporary/seasonal Employees.	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]

A part-time, temporary or seasonal Employee is an Employee whose regularly scheduled service is less than            Hours of Service in the relevant eligibility computation period (as defined in Plan Section 1.88). However, if any such excluded Employee actually completes a Year of Service, then such Employee will no longer be part of this excluded class.

j. Other:	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]

(must be definitely determinable, may not be based on age or length of service (except in a manner consistent with i. above) or level of Compensation, and, if using the average benefits test to satisfy Code §410(b) coverage testing, must be a reasonable classification)

k.   [   ]  Other:    (must (1) specify contributions to which exclusions apply, (2) be definitely determinable and not based on age or length of service (except in a manner consistent with i. above) or level of Compensation, and, (3) if using the average benefits test to satisfy Code §410(b) coverage testing, be a reasonable classification).

14.     CONDITIONS OF ELIGIBILITY (Plan Section 3.1)

a.     [   ]     No age or service required. No age or service required for all contribution types (skip to Question 15).

Non-Standardized 401(k) Profit Sharing Plan (006)

b.     [X]     Eligibility - same for all contribution types. An Eligible Employee will be eligible to participate in the Plan for all contribution types upon satisfaction of the following (select one or more of e. - n. below; also select 1. (All Contributions) for each condition selected at e. - m.):

c.     [   ]     Eligibility - different conditions apply. An Eligible Employee will be eligible to participate in the Plan upon satisfaction of the following either for all contribution types or to the designated contribution type (select one or more of d. - n. below; also select 1. OR all that apply of 2. - 4. for each condition selected at d. - m.):

NOTE:

Unless otherwise specified in this Section, Elective Deferrals include Roth Elective Deferrals, and after-tax voluntary Employee contributions; Matching includes QMACs; and Nonelective Profit Sharing includes QNECs. "ADP test safe harbor contributions" (SH) (including those made pursuant to a QACA) are subject to the conditions for Elective Deferrals except as provided in Question 27.

	All		Elective		Nonelective
Eligibility Conditions	Contributions		Deferrals/SH	Matching	Profit Sharing
d. No age or service required	N/A		2. [ ]	3. [ ]	4. [ ]
e. Age 20 1/2	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
f. Age 21	1. [X]	OR	2. [ ]	3. [ ]	4. [ ]
g. Age (may not exceed 21)	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
h. (not to exceed 12) months of service (elapsed time)	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
i. 1 Year of Service	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
j. 2 Years of Service	N/A	OR	2. [ ]	3. [ ]	4. [ ]

k.                     (not to exceed 12) consecutive month period from the Eligible Employee's employment commencement date and during which at least              (not to exceed 1,000) Hours of Service are completed. If an Employee does not complete the stated Hours of Service during the specified time period, the Employee is subject to the 1 Year of Service requirement in i. above.

	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]

l.   6   (not to exceed 12) consecutive months of employment from the Eligible Employee's employment commencement date. If an Employee does not complete the stated number of months, the Employee is subject to the 1 Year of Service requirement in i. above.

	1. [X]	OR	2. [ ]	3. [ ]	4. [ ]
m. Other (e.g., date on which 1,000 Hours of Service is completed within the computation period) (must satisfy the Notes below)	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
n. [ ] Other (e.g., date on which 1,000 Hours of Service is completed within the computation period) (must specify contributions to which conditions apply and satisfy the Notes below)

NOTE:

If m. or n. is selected, the condition must be an age or service requirement that is definitely determinable and may not exceed age 21 and for Elective Deferrals, 1 Year of Service; for Employer matching and/or Nonelective profit sharing contributions, may not exceed 2 Years of Service. If more than 1 Year of Service is required for Employer matching and/or Nonelective profit sharing contributions, 100% immediate vesting is required.

NOTE:

If the service requirement is or includes a fractional year, then, except in a manner consistent with k., an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year. If expressed in months of service, then an Employee will not be required to complete any specified number of Hours of Service in a particular month, unless selected in k. above. In both cases, the Plan must use the elapsed time method to determine service, except that the Hours of Service method will be used for the 1 Year of Service override (e.g., options k. and l.). In such case, select the Hours of Service method at Question 17.

NOTE:	Year of Service means Period of Service if elapsed time method is chosen.

Non-Standardized 401(k) Profit Sharing Plan (006)

Waiver of conditions. The service and/or age requirements specified above will be waived in accordance with the following (leave blank if there are no waivers of conditions):

                                                                                                   All                   Elective                                      Nonelective

Requirements waived                                     Contributions     Deferrals/SH      Matching           Profit Sharing

o.     [   ]     If employed on                                   1.     [   ]     OR     2.     [   ]         3.     [   ]                    4.     [   ]

the following requirements, and the entry date

requirement, will be waived. The waiver applies to any Eligible Employee unless c. selected below. Such Employees will enter the Plan as of such date (select a. and/or b. AND c. if applicable; also select 1. OR all that apply of 2. - 4.):

a.     [   ]     service requirement (may let part-time Eligible Employees into the Plan)

b.     [   ]     age requirement

c.     [   ]     waiver is for:              (e.g., Employees of a specific division or Employees covered by a Code §410(b)(6)(C) acquisition)

p.     [   ]     If employed on                                    1.     [   ]     OR     2.     [   ]        3.     [   ]                     4.     [   ]

the following requirements, and the entry date

requirement, will be waived. The waiver applies to any Eligible Employee unless c. selected below. Such Employees will enter the Plan as of such date (select a. and/or b. AND c. if applicable; also select 1. OR all that apply of 2. - 4.):

a.     [   ]     service requirement (may let part-time Eligible Employees into the Plan)

b.     [   ]     age requirement

c.     [   ]     waiver is for:              (e.g., Employees of a specific division or Employees covered by a Code §410(b)(6)(C) acquisition)

Amendment or restatement to change eligibility requirements

q.     [   ]     This amendment or restatement (or a prior amendment and restatement) modified the eligibility requirements and the prior eligibility conditions continue to apply to the Eligible Employees specified below. If this option is NOT selected, then all Eligible Employees must satisfy the eligibility conditions set forth above.

1.     [   ]     The eligibility conditions above only apply to Eligible Employees who were not Participants as of the effective date of the modification.

2.     [   ]     The eligibility conditions above only apply to individuals who were hired on or after the effective date of the modification.

15.     EFFECTIVE DATE OF PARTICIPATION (ENTRY DATE) (Plan Section 3.2)

a.     [X]     Entry date same for all contribution types. An Eligible Employee who has satisfied the eligibility requirements will become a Participant in the Plan for all contribution types as of the entry date selected below (select one of c. - g., j. or k. below; also select 1. (All Contributions) for entry date selected at c. - g. or j.):

b.     [   ]     Entry date - different dates apply. An Eligible Employee who has satisfied the eligibility requirements will become a Participant in the Plan for the designated contribution type as of the entry dates selected below (select one or more of c. - k. below; also select all that apply of 2. - 4. for each entry date selected at c. - j.)

NOTE:

Option g. below can only be selected when eligibility for Elective Deferral purposes is six months of service or less and age is 20 1/2 or less. Options g.3. and g.4. may be selected when eligibility is 1 1/2 Years of Service or less and age is 20 1/2 or less and the Plan provides for 100% vesting.

NOTE:

Unless otherwise specified in this Section or any other Section, Elective Deferrals include Roth Elective Deferrals, and after-tax voluntary Employee contributions; Matching includes QMACs; and Nonelective Profit Sharing includes QNECs. "ADP test safe harbor contributions" (SH) (including those made pursuant to a QACA) are subject to the provisions for Elective Deferrals except as provided in Question 27.

	All		Elective		Nonelective
Entry Date	Contributions		Deferrals/SH	Matching	Profit Sharing
c. Date requirements met	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
d. First day of the month coinciding with or next following date requirements met	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
e. First day of the Plan Year quarter coinciding with or next following date requirements met	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]

Non-Standardized 401(k) Profit Sharing Plan (006)

f. First day of Plan Year or first day of 7th month of Plan Year coinciding with or next following date requirements met	1. [X]	OR	2. [ ]	3. [ ]	4. [ ]
g. First day of Plan Year coinciding with or next following date requirements met	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
h. First day of Plan Year in which requirements met	N/A		N/A	3. [ ]	4. [ ]
i. First day of Plan Year nearest date requirements met	N/A		N/A	3. [ ]	4. [ ]
j. Other (must be definitely determinable and satisfy Note below)	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
k. Other (must specify contributions to which the conditions apply and must be definitely determinable and satisfy Note below)

NOTE:

If j. or k. above is selected, then it must be completed in a manner that ensures an Eligible Employee who has satisfied the maximum age (21) and service requirements (1 Year (or Period) of Service (or more than 1 year if full and immediate vesting)) and who is otherwise entitled to participate, will become a Participant not later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

SERVICE

16.	RECOGNITION OF SERVICE WITH OTHER EMPLOYERS (Plan Sections 1.62 and 1.88)

a.     [X]     No service with other employers is recognized except as otherwise required by law (e.g., the Plan already provides for the recognition of service with Employers who have adopted this Plan as well as service with Affiliated Employers and predecessor Employers who maintained this Plan; skip to Question 17).

b.     [   ]     Prior service with the designated employers is recognized as follows (answer c. and select one or more of c.1. - 3.; select d. - g. as applicable) (if more than 3 employers, attach an addendum to the Adoption Agreement or complete option k. under Section B of Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections)):

                                                                                                       Contribution

Other Employer                      Eligibility     Vesting     Allocation

c.     [   ]     Employer name:     1.     [   ]     2.     [   ]     3.     [   ]

d.     [   ]     Employer name:     1.     [   ]     2.     [   ]     3.     [   ]

e.     [   ]     Employer name:     1.     [   ]     2.     [   ]     3.     [   ]

f.     [   ]     Any entity the Employer acquires whether by asset or stock     1.     [   ]     2.     [   ]     3.     [   ]

purchase, but only with respect to individuals who are employees of the acquired entity at the time of the acquisition

Limitations

g.     [   ]     The following provisions or limitations apply with respect to the     1.     [   ]     2.     [   ]     3.     [   ]

recognition of prior service:         (e.g., credit service with X only on/following 1/1/13 or credit all service with entities the Employer acquires after 12/31/12)

NOTE:

If the other Employer(s) maintained this qualified Plan, then Years (and/or Periods) of Service with such Employer(s) must be recognized pursuant to Plan Sections 1.62 and 1.88 regardless of any selections above.

17.     SERVICE CREDITING METHOD (Plan Sections 1.62 and 1.88)

NOTE:	The provisions set forth in the definition of Year of Service in Plan Section 1.88 will apply, including the following defaults, except as otherwise elected below:
1.	A Year of Service means completion of at least 1,000 Hours of Service during the applicable computation period.
2.	Hours of Service (Plan Section 1.43) will be based on actual Hours of Service.
3.	For eligibility purposes, the computation period will be as defined in Plan Section 1.88 (i.e., shift to the Plan Year if the eligibility condition is one (1) Year of Service or less).
4.	For vesting and allocation purposes, the computation period will be the Plan Year.
5.	The one-year hold-out rule after a 1-Year Break in Service will not be used.

Non-Standardized 401(k) Profit Sharing Plan (006)

a.     [X]     Elapsed time method. (Period of Service applies instead of Year of Service) Instead of Hours of Service, elapsed time will be used for:

1.     [   ]     eligibility to participate and vesting

2.     [X]     the following purposes (select one or more):

a.     [X]     eligibility to participate

b.     [X]     vesting

b.     [   ]     Alternative definitions for the Hours of Service method. Instead of the defaults, the following alternatives will apply for the Hours of Service method (select one or more):

1.     [   ]     Eligibility computation period. Instead of shifting to the Plan Year, the eligibility computation period after the initial eligibility computation period will be based on each anniversary of the date the Employee first completes an Hour of Service

2.     [   ]     Vesting computation period. Instead of the Plan Year, the vesting computation period will be the date an Employee first performs an Hour of Service and each anniversary thereof.

3.     [   ]     Equivalency method. Instead of using actual Hours of Service, an equivalency method will be used to determine Hours of Service for:

a.     [   ]     all purposes

b.     [   ]     the following purposes (select one or more):

1.     [   ]     eligibility to participate

2.     [   ]     vesting

3.     [   ]     sharing in allocations or contributions

Such method will apply to:

c.     [   ]     all Employees

d.     [   ]     Employees for whom records of actual Hours of Service are not maintained or available (e.g., salaried Employees)

e.     [   ]     other:                 (e.g., per-diem Employees only)

Hours of Service will be determined on the basis of:

f.     [   ]     days worked (10 hours per day)

g.     [   ]     weeks worked (45 hours per week)

h.     [   ]     semi-monthly payroll periods worked (95 hours per semi-monthly pay period)

i.     [   ]     months worked (190 hours per month)

j.     [   ]     bi-weekly payroll periods worked (90 hours per bi-weekly pay period)

k.     [   ]     other:                  (e.g., option f. is used for per-diem Employees and option g. is used for on-call Employees)

4.     [   ]     Number of Hours of Service required. Instead of 1,000 Hours of Service, Year of Service means the applicable computation period during which an Employee has completed at least              (not to exceed 1,000) Hours of Service for:

a.     [   ]     all purposes

b.     [   ]     the following purposes (select one or more):

1.     [   ]     eligibility to participate

2.     [   ]     vesting

3.     [   ]     sharing in allocations or contributions

VESTING

18.	VESTING OF PARTICIPANT'S INTEREST (Plan Section 6.4(b))

a.     [   ]     N/A (no Employer Nonelective profit sharing contributions (other than "prevailing wage contributions"), matching contributions or QACA "ADP test safe harbor contributions"; skip to Question 20)

b.     [X]     The vesting provisions selected below apply to all Participants unless otherwise selected below. In addition, option l. or m. under Section B of Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections) can be used to specify any exceptions to the provisions below.

Vesting waiver. Employees who were employed on the date(s) indicated below and were Participants as of such date are 100% Vested. For Participants who enter the Plan after such date, the vesting provisions selected below apply (leave blank if no waiver applies):

1.     [   ]     For all contributions. The vesting waiver applies to all contributions if employed on              (enter date)

2.     [   ]     For designated contributions. The vesting waiver applies to (select one or more):

a.     [   ]     Employer Nonelective profit sharing contributions if employed on

b.     [   ]     Employer matching contributions if employed on

c.     [   ]     QACA "ADP test safe harbor contributions" if employed on

Non-Standardized 401(k) Profit Sharing Plan (006)

Vesting for Employer Nonelective profit sharing contributions

c.     [   ]     N/A (no Employer Nonelective profit sharing contributions (other than "prevailing wage contributions"); skip to f.)

d.     [   ]     100% vesting. Participants are 100% Vested in Employer Nonelective profit sharing contributions upon entering Plan (required if eligibility requirement is greater than one (1) Year (or Period) of Service).

e.     [X]     The following vesting schedule, based on a Participant's Years of Service (or Periods of Service if the elapsed time method is selected), applies to Employer Nonelective profit sharing contributions:

1.     [   ]     6 Year Graded:     0-1 year-0%;     2 years-20%;     3 years-40%;     4 years-60%;     5 years-80%;     6 years-100%

2.     [   ]     4 Year Graded:     1 year-25%;     2 years-50%;     3 years-75%;     4 years-100%

3.     [   ]     5 Year Graded:     1 year-20%;     2 years-40%;     3 years-60%;     4 years-80%;     5 years-100%

4.     [X]     3 Year Cliff:     0-2 years-0%; 3 years-100%

5.     [   ]     Other - Must be at least as liberal as either 1. or 4. above in each year without switching between the two schedules:

Years (or Periods) of Service                                   Percentage

                                                                                                %

                                                                                                %

                                                                                                %

                                                                                                %

                                                                                                %

                                                                                                %

Vesting for Employer matching contributions

f.     [   ]     N/A (no Employer matching contributions; skip to j.)

g.     [   ]     The schedule above will also apply to Employer matching contributions.

h.     [   ]     100% vesting. Participants are 100% Vested in Employer matching contributions upon entering Plan. (required if eligibility requirement is greater than 1 Year (or Period) of Service)

i.     [X]     The following vesting schedule, based on a Participant's Years of Service (or Periods of Service if the elapsed time method is selected), applies to Employer matching contributions:

1.     [   ]     6 Year Graded:     0-1 year-0%;     2 years-20%;     3 years-40%;     4 years-60%;     5 years-80%;     6 years-100%

2.     [   ]     4 Year Graded:     1 year-25%;     2 years-50%;     3 years-75%;     4 years-100%

3.     [   ]     5 Year Graded:     1 year-20%;     2 years-40%;     3 years-60%;     4 years-80%;     5 years-100%

4.     [X]     3 Year Cliff:     0-2 years-0%;     3 years-100%

5.     [   ]     Other - must be at least as liberal as either 1. or 4. above in each year without switching between the two schedules:

Years (or Periods) of Service                                   Percentage

                                                                                                %

                                                                                                %

                                                                                                %

                                                                                                %

                                                                                                %

                                                                                                %

Vesting for QACA safe harbor contributions

j.     [X]     N/A (no QACA "ADP test safe harbor contributions"; skip to Question 19)

k.     [   ]     100% vesting. Participants are 100% Vested in QACA "ADP test safe harbor contributions" upon entering Plan (skip to Question 19).

l.     [   ]     The following vesting schedule, based on a Participant's Years of Service (or Periods of Service if the elapsed time method is selected), applies to the Participant's Qualified Automatic Contribution Safe Harbor Account:

1.     [   ]     100% after two years:     0-1 year-0%;     2 years-100%

2.     [   ]     Other - Must be at least as liberal as 1. above in each year:

Years (or Periods) of Service                                   Percentage

        Less than 1%

               1%

               2                                                                         100%

19.	VESTING OPTIONS

Excluded vesting service. The following Years of Service will be disregarded for vesting purposes (select all that apply; leave blank if none apply):

a.     [X]     Service prior to the initial Effective Date of the Plan or a predecessor plan (as defined in Regulations §1.411(a)-5(b)(3))

Non-Standardized 401(k) Profit Sharing Plan (006)

Vesting for death, Total And Permanent Disability and Early Retirement Date. Regardless of the vesting schedule, a Participant will become fully Vested upon (select all that apply; leave blank if none apply):

b.     [X]     Death

c.     [X]     Total and Permanent Disability

d.     [   ]     Early Retirement Date

NOTE:	The options above apply to QACA "ADP test safe harbor contributions," if any, as well as to Employer Nonelective profit sharing contributions and matching contributions.

RETIREMENT AGES

20.	NORMAL RETIREMENT AGE ("NRA") (Plan Section 1.55) means:

a.     [X]     Specific age. The date a Participant attains age   65   (see Note below).

b.     [   ]     Age/participation. The later of the date a Participant attains age              (see Note below) or the              (not to exceed 5th) anniversary of the first day of the Plan Year in which participation in the Plan commenced.

NOTE:

A Participant's age specified above may not exceed 65 and, if this Plan includes transferred pension assets, may not be less than age 62 unless the Employer has evidence that the representative typical retirement age for the adopting Employer's industry is a lower age, but may be no less than age 55.

21.	NORMAL RETIREMENT DATE (Plan Section 1.56) means, with respect to any Participant, the:

a.     [X]     date on which the Participant attains "NRA"

b.     [   ]     first day of the month coinciding with or next following the Participant's "NRA"

c.     [   ]     first day of the month nearest the Participant's "NRA"

d.     [   ]     Anniversary Date coinciding with or next following the Participant's "NRA"

e.     [   ]     Anniversary Date nearest the Participant's "NRA"

f.     [   ]     Other:                (e.g., first day of the month following the Participant's "NRA").

22.	EARLY RETIREMENT DATE (Plan Section 1.23)

a.     [X]     N/A (no early retirement provision provided)

b.     [   ]     Early Retirement Date means the:

1.     [   ]     date on which a Participant satisfies the early retirement requirements

2.     [   ]     first day of the month coinciding with or next following the date on which a Participant satisfies the early retirement requirements

3.     [   ]     Anniversary Date coinciding with or next following the date on which a Participant satisfies the early retirement requirements

Early retirement requirements

4.     [   ]     Participant attains age

AND, completes.... (leave blank if not applicable)

a.     [   ]     at least                Years (or Periods) of Service for vesting purposes

b.     [   ]     at least                 Years (or Periods) of Service for eligibility purposes

COMPENSATION

23.	COMPENSATION with respect to any Participant is defined as follows (Plan Sections 1.18 and 1.40).

Base definition

a.     [X]     Wages, tips and other compensation on Form W-2

b.     [   ]     Code §3401(a) wages (wages for withholding purposes)

c.     [   ]     415 safe harbor compensation

NOTE:

Plan Section 1.18(d) provides that the base definition of Compensation includes amounts that are not included in income due to Code §§401(k), 125, 132(f)(4), 403(b), 402(h)(1)(B)(SEP), 414(h)(2), & 457.

Determination period. Compensation will be based on the following "determination period" (this will also be the Limitation Year unless otherwise elected at option h. under Section B of Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections)):

d.     [X]     the Plan Year

e.     [   ]     the Fiscal Year coinciding with or ending within the Plan Year

f.     [   ]     the calendar year coinciding with or ending within the Plan Year

Non-Standardized 401(k) Profit Sharing Plan (006)

Adjustments to Compensation (for Plan Section 1.18). Compensation will be adjusted by:

g.     [   ]     No adjustments. No adjustments to Compensation for all contribution types (skip to u. below).

h.     [X]     Adjustments - same for all contribution types. The following Compensation adjustments apply to all contribution types (select one or more of k. - t. below; also select 1. (All Contributions) for each adjustment selected at k. - s.):

i.     [   ]     Adjustments - different adjustments apply. The following Compensation adjustments for the designated contribution type (select one or more of j. - t. below; also select 1. OR all that apply of 2. - 5. for each adjustment selected at j. - s.):

NOTE:

Elective Deferrals include Roth Elective Deferrals, Matching includes QMACs and matching "ADP test safe harbor contributions" (including those made pursuant to a QACA), and Nonelective Profit Sharing includes QNECs unless specified otherwise. ADP Safe Harbor Nonelective includes nonelective "ADP test safe harbor contributions" (including those made pursuant to a QACA) unless otherwise provided in s. below.

ADP
	All		Elective		Nonelective	Safe Harbor
Adjustments	Contributions		Deferrals	Matching	Profit Sharing	Nonelective
j. no Adjustments	N/A	OR	2. [ ]	3. [ ]	4. [ ]	5. [ ]
k. excluding reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than deferrals specified in k. above) and welfare benefits.	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]	5. [ ]
l. excluding Compensation paid during the "determination period" while not a Participant in the component of the Plan for which the definition applies.	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]	5. [ ]
m. excluding Compensation paid during the "determination period" while not a Participant in any component of the Plan for which the definition applies.	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]	5. [ ]
n. excluding Military Differential Pay	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]	5. [ ]
o. excluding overtime	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]	5. [ ]
p. excluding bonuses	1. [X ]	OR	2. [ ]	3. [ ]	4. [ ]	5. [ ]
q. excluding commissions	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]	5. [ ]
r. excluding Compensation paid by an Affiliated Employer that has not adopted this Plan.	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]	5. [ ]

s.  other:                                   (e.g., describe Compensation from the elections available above or a combination thereof as to a Participant group (e.g., no exclusions as to Division A Employees and exclude bonuses as to Division B Employees); and/or describe another exclusion (e.g., exclude shift differential pay))

	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]	5. [ ]

t.    other:                     (e.g., describe Compensation from the elections available above or a combination thereof as to a contribution source and Participant group (e.g., no exclusions as to Division A Employees and exclude bonuses as to Division B Employees); and/or describe another exclusion (e.g., exclude shift differential pay)).

NOTE:

If o., p., q., r., s., or t. is selected, the definition of Compensation could violate the nondiscrimination rules. In addition, o., p., q., r., s., or t. are not recommended if the Plan is using the ADP/ACP safe harbor provisions.

Military Differential Pay special effective date (leave blank if not applicable)

u.     [   ]     If this is a PPA restatement and the provisions above regarding Military Differential Pay (included unless n. is selected) have a later effective date than Plan Years beginning after December 31, 2008, then enter the date such provisions were first effective:                  (may not be earlier than January 1, 2009; for Plan Years beginning prior to January 1, 2009, Military Differential Pay is treated in accordance with the post-severance compensation provisions in the following Question).

Non-Standardized 401(k) Profit Sharing Plan (006)

24.     POST-SEVERANCE COMPENSATION (415 REGULATIONS)

The following optional provision of the 415 Regulations will apply to Limitation Years/Plan Years beginning on or after July 1, 2007 unless otherwise elected below:

Plan Compensation/415 Compensation (post-severance compensation adjustments) (select all that apply at a.; leave blank if none apply)

NOTE:

Compensation and 415 Compensation will include post-severance regular pay (to the extent provided in Plan Section 1.40). Unless otherwise elected under a. below, the following defaults apply: Compensation and 415 Compensation will include (to the extent provided in Plan Section 1.40), leave cash-outs, payments from nonqualified unfunded deferred compensation plans, and Military Differential Pay (unless reported as compensation on IRS Form 1099); and will exclude disability continuation payments.

a.     [   ]     The defaults listed above apply except for the following (select one or more):

1.     [   ]     Leave cash-outs will be excluded

2.     [   ]     Nonqualified unfunded deferred compensation will be excluded

3.     [   ]     Military Differential Pay will be

a.     [   ]     excluded (Plan automatically includes for Limitation Years beginning after December 31, 2008 and (unless excluded) for Plan Years beginning after December 31, 2008)

b.     [   ]     included, regardless of whether it is treated as wages for reporting purposes (Plan automatically includes for Limitation Years beginning after December 31, 2008)

4.     [   ]     Disability continuation payments will be included for:

a.     [   ]     Nonhighly Compensated Employees only

b.     [   ]     all Participants and the salary continuation will continue for the following fixed or determinable period:

NOTE:

The above treatment of Military Differential Pay only applies to Plan Years beginning prior to January 1, 2009. For Plan Years beginning after such date, Military Differential Pay is not considered post-severance compensation and the provisions of Question 23 apply.

Post-severance compensation special effective date (leave blank if not applicable)

b.     [   ]     If this is a PPA restatement and the post-severance compensation adjustments above for 415 Compensation or Plan Compensation applied other than the first day of the Limitation/Plan Year beginning on or after July 1, 2007, then enter the date such provisions were first effective:

CONTRIBUTIONS AND ALLOCATIONS

25.	SALARY DEFERRAL ARRANGEMENT - ELECTIVE DEFERRALS (Plan Section 12.2) (skip if Elective Deferrals NOT selected at Question 12.b.) (Roth Elective Deferrals are permitted if selected at Question 12.b.1)

A.     Elective Deferral limit. Each Participant may elect to have Compensation deferred by:

a.     [X]     up to   99%

b.     [   ]     from             % (may not be less than 1%) to             %

B.	Additional Elective Deferral limits. Regardless of the above limits (if any), the following apply (select all that apply; leave blank if none apply):

c.     [   ]     If a. or b. above is selected, a Participant may make a separate election to defer up to             % of any irregular pay (e.g., bonus) regardless of the limitation in a. or b. above

d.     [   ]     For Participants who are HCEs determined as of the beginning of a Plan Year, then instead of 25.A. applying, the Elective Deferral limit is (must be equal to or lower than limit selected in 25.A.; may not be selected if HCEs are excluded at 13.g.1 or 13.g.2):

1.     [   ]                 % of Compensation

2.     [   ]     other:                    (e.g., must be a specific limit that only applies to some or all HCEs)

C.     Catch-Up Contributions (Plan Section 1.15). May eligible Participants make Catch-Up Contributions?

e.     [   ]     No (skip to D. below)

f.     [X]     Yes, and the following provisions apply:

Matching Catch-Up Contributions. Will Catch-Up Contributions be taken into account in applying any matching contribution under the Plan?

1.     [   ]     Yes

2.     [X]     No (may not be selected if this Plan provides for matching "ADP test safe harbor contributions" or "ACP test safe harbor matching contributions")

Special effective date (may be left blank if effective date is same as the Plan or Restatement Effective Date or prior to the Restatement Effective Date)

3.     [   ]     The effective date of the Catch-Up Contribution provisions is              (enter special effective date)

Non-Standardized 401(k) Profit Sharing Plan (006)

Applying limits. If the amount of Elective Deferrals that may be made to the Plan is limited in A. and/or B. above, Catch-Up Contributions are not aggregated with other Elective Deferrals in applying such limits (there are no limits or Catch-Up Contributions may be made in addition to any imposed limits).

D.	Elective Deferral special effective date (may be left blank if effective date is same as the Plan or Restatement Effective Date or prior to the Restatement Effective Date)

g.     [   ]     The effective date of the Elective Deferral component of the Plan is              (enter month day, year; may not be earlier than the date on which the Employer first adopts the Elective Deferral component of the Plan).

26.	AUTOMATIC CONTRIBUTION ARRANGEMENT (Plan Section 12.2 and 12.9) (skip if Elective Deferrals are NOT selected at Question 12.b.)

A.	Automatic Deferral provisions. Will the Plan include Automatic Deferral provisions?

a.     [X]     No (skip to Question 27)

b.     [   ]     Yes, this Plan includes (select one):

1.     [   ]     A traditional Automatic Contribution Arrangement (not an Eligible Automatic Contribution Arrangement (EACA) or a Qualified Automatic Contribution Arrangement (QACA))

2.     [   ]     An Eligible Automatic Contribution Arrangement (EACA) but not a Qualified Automatic Contribution Arrangement (QACA)

3.     [   ]     A Qualified Automatic Contribution Arrangement (QACA) (a QACA, by definition, satisfies the requirements of an Eligible Automatic Contribution Arrangement (EACA)) (must be selected if QACA safe harbor contributions is selected at 12.c.2.)

B.

Participants subject to the Automatic Deferral provisions. The Automatic Deferral provisions apply to Employees who become Participants on or after the effective date of the Automatic Deferral provisions, except as otherwise provided herein.

Application to existing Participants. For Employees who became Participants prior to the effective date of the Automatic Deferral provisions (if an EACA and not a QACA, see the Note below) (If the Plan is adding a new traditional Automatic Contribution Arrangement (ACA) or if this is a new or existing EACA, complete c. if applicable. Complete d. if this is the Plan's PPA Restatement, or if the Plan is adding a new traditional ACA, EACA, or QACA.):

c.     [   ]     Provisions do not apply to existing Participants (may not be selected with QACA)

d.     [   ]     Provisions apply to existing Participants in accordance with the following (select one):

1.     [   ]     All Participants. All Participants, regardless of any prior Salary Deferral Agreement (may only elect for an ACA).

2.     [   ]     Participants not contributing. All Participants, who on the effective date of the Automatic Deferral provisions are not deferring any amount and who did not make a timely Affirmative Election to not contribute Elective Deferrals in connection with implementation of the traditional ACA, EACA or QACA, as applicable, (regardless of any prior Affirmative Election to not contribute Elective Deferrals).

3.     [   ]     Affirmative Election of at least Automatic Deferral amount. All Participants who (1) do not have an Affirmative Election in effect on the effective date of the Automatic Deferral provisions that is at least equal to the Automatic Deferral amount, or (2) did not make a timely Affirmative Election to contribute Elective Deferrals in an amount less than the Automatic Deferral Percentage (including an election not to contribute) in connection with the implementation of the EACA or QACA, as applicable. (NOTE: May not be elected for a traditional ACA.)

4.     [   ]     No existing Affirmative Election. All Participants, except those who have an Affirmative Election in effect on the effective date of the Automatic Deferral provisions.

For an existing EACA or QACA (non-PPA Restatement) or for an existing traditional ACA -- See prior EACA or QACA amendment/prior Plan document for documentation of how the traditional ACA, EACA or QACA Automatic Deferral provisions, as applicable, applied to Eligible Employees who became Participants prior to the effective date of the Automatic Deferral provisions.

NOTE:

If an EACA and not a QACA and c. is selected (i.e., EACA does not apply to existing Participants), then the six-month period for relief from the excise tax under Code §4979(f)(1) will not apply. In addition, effective for Plan Years beginning on or after January 1, 2010, the six-month period for relief from the excise tax will only apply if all HCEs and NHCEs are covered Employees under the EACA for the entire Plan Year (or for the portion of the Plan Year that such Employees are Eligible Employees under the Plan within the meaning of Code §410(b)).

C.	Automatic Deferral amount. Unless a Participant makes an Affirmative Election, the Employer will withhold the following Automatic Deferral amount (only select one):

e.     [   ]                 % of Compensation for each payroll period (if a QACA, must not be more than 10% and may not be less than 3% if escalation provisions used in g. below or 6% if no escalation provisions are selected)

Non-Standardized 401(k) Profit Sharing Plan (006)

D.	Escalation of Automatic Deferral amount

f.     [   ]     No escalation

g.     [   ]     Scheduled increases. The initial Automatic Deferral amount will increase as selected below by              (enter 1, 2, or 3) percentage point(s) up to a maximum of             % (for a QACA, must be no less than 6% and no more than 10%). Such increases shall be effective (check one):

1.     [   ]     As soon as administratively feasible beginning on or after the first day of each succeeding Plan Year after the Plan Year that the Participant's Automatic Deferrals first were implemented under the applicable arrangement.

2.     [   ]     As soon as administratively feasible beginning on or after each succeeding anniversary date following the date that the Eligible Employee's Automatic Deferrals first were implemented under the applicable arrangement.

3.     [   ]     As soon as administratively feasible beginning on or after the first day of each                            (insert name of a calendar month) following the date that the Eligible Employee's Automatic Deferrals first were implemented under the applicable arrangement.

4.     [   ]     The first day of the second Plan Year after the Plan Year that the Eligible Employee's Automatic Deferrals first were implemented under the applicable arrangement (for the first such increase) and the first day of each succeeding Plan Year thereafter (for each subsequent increase). (May only be elected for an EACA or QACA).

5.     [   ]     Other (Limited to plans with an existing traditional ACA, EACA or QACA restated in the form of the Automatic Data Processing Flexible Defined Contribution Prototype Plan and Trust or the Automatic Data Processing Defined Contribution Plan) (Describe Automatic Deferral Percentage increase schedule):

Note:	For a QACA, the increase schedule described in this subsection must be at least as generous as the schedule described in Plan 12.9(c).

E.	Other Automatic Deferral elections (leave blank if none apply)

h.     [   ]     Optional elections (select one or more)

1.     [   ]     Type of Elective Deferral. The Automatic Deferral is a Pre-Tax Elective Deferral.

Excluded Participants. If this is not a QACA, then the following Participants are excluded from the Automatic Deferral provisions:

2.     [   ]                     (must be definitely determinable; e.g., union Employees or Participants employed in Division A) (may not be selected if a QACA). If this option is elected and the Plan is an EACA, then the six-month period for relief from the excise tax under Code §4979(f)(1) will not apply.

F.	EACA elections (skip if NOT a QACA or EACA)

Permissible withdrawals. Does the Plan permit Participant permissible withdrawals (as described in Plan Section 12.2(b)(4)) within 90 days (or less) of first Automatic Deferral

i.     [   ]     No

j.     [   ]     Yes, within 90 days of first Automatic Deferral

k.     [   ]     Yes, within:                    days (may not be less than 30 nor more than 90 days)

Affirmative Election. For Plan Years beginning on or after January 1, 2010, Participants who make an Affirmative Election will continue to be covered by the EACA provisions (i.e., their Affirmative Election will remain intact but they must receive an annual notice).

G.	Special effective date (may be left blank if the effective date is the same as the Effective Date and/or if EACA termination date provisions do not apply)

l.     [   ]     The Automatic Deferral provisions are effective for Plan Years beginning after                   (if using an EACA or QACA and this is a PPA restatement and the provisions were effective prior to the Restatement Effective Date, then enter the date such provisions were first effective; may not be earlier than December 31, 2007)

m.     [   ]     Other:                                                (If using an EACA or QACA and this is a PPA restatement and the provisions were effective prior to the Restatement Effective Date, then enter the date such provisions were first effective; may not be earlier than December 31, 2007. If there are multiple retroactive special effective dates (e.g., for a PPA restatement), complete this Question 26 based on the current Plan provisions and then duplicate this Question 26 and attach as an Appendix to indicate the special retroactive effective dates and provisions that applied.)

n.     [   ]     EACA Termination Date (leave blank if not applicable or if the Plan previously terminated an EACA effective as of a date before the date the Plan first amends into the form of a prototype plan sponsored by ADP, LLC). EACA provisions no longer apply. The EACA provisions applied as of the effective date specified in a., but the provisions no longer apply effective as of                            .

Non-Standardized 401(k) Profit Sharing Plan (006)

27.	401(k) ADP TEST SAFE HARBOR PROVISIONS (Plan Sections 12.8 and 12.9) (skip if "ADP test safe harbor contributions" are NOT selected at Question 12.c.)

NOTE:	If the Employer wants the discretion to determine whether the provisions will apply on a year-by-year basis, then the Employer may select 27.A.a. or b. and 27.B.d.3.

A.	ADP and ACP test safe harbor. For any Plan Year in which any type of matching contribution is made, will the "ADP and ACP test safe harbor" provisions be used?

a.     [   ]     No. Only the "ADP (and NOT the ACP) test safe harbor" provisions will be used.

b.     [   ]     Yes. Both the "ADP and ACP test safe harbor" provisions will be used for any Plan Year in which any type of matching contribution is made. (If selected, complete the provisions of the Adoption Agreement relating to Employer matching contributions (i.e., Question 28) that will apply in addition to any selections made in c. below. Also, no allocation conditions may be imposed at 28.E. unless no HCEs are eligible to receive the matching contribution)

B.	Safe harbor contribution. The Employer will make the following "ADP test safe harbor contribution" for the Plan Year:

NOTE:

The "ACP test safe harbor" is automatically satisfied if the only matching contribution made to the Plan is either, as described below, (1) a basic matching contribution (traditional or QACA) or (2) an enhanced matching contribution (traditional or QACA) that does not provide a match on Elective Deferrals in excess of 6% of Compensation.

c.     [   ]     Safe harbor matching contribution (select one of 1. - 4. AND one of 5. - 8. AND one of 9.a. - 9.c.). The Employer will make matching "ADP test safe harbor contributions" to the Account of each "eligible Participant" as elected below. The Plan will disregard a Participant's Elective Deferrals that are made prior to the date the matching contribution is effective with respect to such Participant.

1.     [   ]     Traditional basic matching contribution (may not be selected if a QACA). The Employer will contribute an amount equal to the sum of 100% of the amount of the Participant's Elective Deferrals that do not exceed 3% of the Participant's Compensation, plus 50% of the amount of the Participant's Elective Deferrals that exceed 3% of the Participant's Compensation but do not exceed 5% of the Participant's Compensation.

2.     [   ]     Traditional enhanced matching contribution (may not be selected if a QACA). The Employer will contribute an amount equal to the sum of:

a.     [   ]                 % (may not be less than 100%) of the Participant's Elective Deferrals that do not exceed

            % (may not be less than 3%; if over 6% or if left blank, the ACP test will still apply) of the Participant's Compensation, plus

b.     [   ]                  % of the Participant's Elective Deferrals that exceed           % (must be the same % entered at a.) of the Participant's Compensation but do not exceed           % (if over 6% or if left blank, the ACP test will still apply) of the Participant's Compensation.

NOTE:

a. and b. must be completed so that, at any rate of Elective Deferrals, the matching contribution is at least equal to what the matching contribution would be if the Employer were making basic matching contributions (as defined in 27.c.1. above), but the rate of match cannot increase as Elective Deferrals increase. For example, if a. is completed to provide a matching contribution equal to 100% of Elective Deferrals up to 4% of Compensation, then b. need not be completed.

3.     [   ]     QACA basic matching contribution. The Employer will contribute an amount equal to the sum of 100% of a Participant's Elective Deferrals that do not exceed 1% of Participant's Compensation, plus 50% of the Participant's Elective Deferrals that exceed 1% of the Participant's Compensation but do not exceed 6% of the Participant's Compensation.

4.     [   ]     QACA enhanced matching contribution. The Employer will contribute an amount equal to the sum of:

a.     [   ]                 % (may not be less than 100%) of the Participant's Elective Deferrals that do not exceed

            % (may not be less than 1%; if over 6% or if left blank, the ACP test will still apply) of the Participant's Compensation, plus

b.     [   ]                 % of the Participant's Elective Deferrals that exceed             % (must be the same % entered at a.) of the Participant's Compensation but do not exceed             % (if over 6% or if left blank, the ACP test will still apply) of the Participant's Compensation.

NOTE:

a. and b. must be completed so that, at any rate of Elective Deferrals, the matching contribution is at least equal to what the matching contribution would be if the Employer were making QACA basic matching contributions (as defined in 27.c.3. above), but the rate of match cannot increase as Elective Deferrals increase. For example, if a. is completed to provide a matching contribution equal to 100% of Elective Deferrals up to 4% of Compensation, then b. need not be completed.

Non-Standardized 401(k) Profit Sharing Plan (006)

Determination period. The matching "ADP test safe harbor contribution" above will be applied on the following basis (and Elective Deferrals and any Compensation or dollar limitation used in determining the matching contribution will be based on the applicable period):

5.     [   ]     the Plan Year

6.     [   ]     each payroll period

7.     [   ]     all payroll periods ending with or within each month

8.     [   ]     all payroll periods ending with or within each Plan Year quarter

9.	AND, the matching "ADP test safe harbor contribution" will be determined separately for each determination period (specified above) and:

a.     [   ]     N/A, the applicable period for determining safe harbor matching contributions is the Plan Year.

b.     [   ]     "true-up" contributions will not be made.

c.     [   ]     will be recalculated based on the ratio of Elective Deferrals to Compensation for the Plan Year, and "true-up" contributions will be made accordingly at year end.

d.     [   ]     Safe harbor nonelective contributions (select one from 1. - 3. and one from 4. - 7.)

1.     [   ]     3% contribution. The Employer will make a nonelective "ADP test safe harbor contribution" for the Plan Year to the Account of each "eligible Participant" in an amount equal to 3% of each Participant's Compensation.

2.     [   ]     Stated contribution. The Employer will make a nonelective "ADP test safe harbor contribution" to the Account of each "eligible Participant" in an amount equal to           % (may not be less than 3%) of each Participant's Compensation.

3.     [   ]     "Maybe" election. The Employer may elect to make a nonelective "ADP test safe harbor contribution" after a Plan Year has commenced in accordance with the provisions of Plan Section 12.8(h). If this option d.3. is selected, the nonelective "ADP test safe harbor contribution" will be required only for a Plan Year for which the Plan is amended to provide for such contribution and the appropriate supplemental notice is provided to Participants.

AND, the nonelective ADP test safe harbor contribution will be allocated on the following basis:

4.     [   ]     annually (as of the last day of the Plan Year).

5.     [   ]     per payroll period.

6.     [   ]     monthly.

7.     [   ]     quarterly (as of the last day of each Plan Year quarter).

e.     [   ]     Safe harbor contribution to another Plan. The Employer will make a nonelective or matching "ADP test safe harbor contribution" to another defined contribution plan maintained by the Employer (specify the name of the other plan):

                   .

C.

Excluded Participants. For purposes of the "ADP test safe harbor contribution," the term "eligible Participant" means any Participant who is eligible to make Elective Deferrals unless otherwise excluded below (leave blank if no exclusions):

f.     [   ]     Exclusions (select one or more):

1.     [   ]     Highly Compensated Employees (HCEs). The Employer may, however, make a discretionary "ADP test safe harbor contribution" for the HCEs in a percentage that does not exceed the amount (or in the case of a matching "ADP test safe harbor contribution," the rate) provided to the NHCEs.

2.     [   ]     Employees who have not satisfied age              and                                              (insert service requirement) (may not exceed the greatest minimum age and service conditions permitted under Code §410(a) (i.e., age 21 and 1 Year of Service), with the following deemed effective date of participation:

a.     [   ]     the earlier of the first day of the first month or the first day of the seventh month of the Plan Year immediately following the date such conditions are satisfied

b.     [   ]     the first day of the Plan Year in which the requirements are met

c.     [   ]     other:                  (not later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied)

3.     [   ]     Union Employees (as defined in Plan Section 1.28)

4.     [   ]     Other:              (must be an HCE or an Employee who can be excluded under the permissive or mandatory disaggregation rules of Regulations §§1.401(k)-1(b)(4) and 1.401(m)-1(b)(4); e.g., Employees who have not completed 6 months of service)

D.	Special effective dates (may be left blank if no special effective dates need to be specified in this Plan)

g.     [   ]     Safe harbor provisions (other than QACA). The "ADP and ACP test safe harbor" provisions are effective for Plan Years beginning on and after:                   (enter the first day of the Plan Year for which the provisions are effective and, if necessary, enter any other special effective dates that apply with respect to the provisions).

Non-Standardized 401(k) Profit Sharing Plan (006)

h.     [   ]     QACA provisions. The QACA provisions are effective for Plan Years beginning after:                   (if this is a PPA restatement and the provisions were effective prior to the Restatement Effective Date, then enter the date such provisions were first effective; may not be earlier than December 31, 2007)

i.     [   ]     QACA Termination Date (leave blank if not applicable or if the Plan previously terminated a QACA effective as of a date before the date the Plan first converts into the ADP program). QACA provisions no longer apply. The QACA provisions applied as of the effective date specified in a., but the provisions no longer apply effective as of                         .

j.     [   ]     Other:                 (If there are multiple retroactive special effective dates (e.g., for a PPA restatement), complete this Question 27 based on the current Plan provisions and then duplicate this Question 27 and attach as an Appendix to indicate the special retroactive effective dates and provisions that applied.)

28.	EMPLOYER MATCHING CONTRIBUTIONS (Plan Section 12.1(a)(2)) (skip if matching contributions are NOT selected at Question 12.d.)

Regardless of any selection below, the Plan will disregard a Participant's Elective Deferrals that are made prior to the date the matching contribution component of the Plan is effective with respect to such Participant. If the "ACP test safe harbor" provisions are being used (i.e., Question 27.b. is selected), then the Plan will only take into account Elective Deferrals up to 6% of Compensation in applying the matching contribution set forth below and the maximum discretionary matching contribution that may be made on behalf of any Participant is 4% of Compensation.

A.	Matching formula.

a.     [X]     Employer matching contribution as follows (select 1. or 2.):

1.     [X]     Discretionary. The Employer may make matching contributions equal to a discretionary percentage, to be determined by the Employer, of the Participant's Elective Deferrals.

2.     [   ]     Fixed - uniform rate/amount. The Employer will make matching contributions equal to           % (e.g., 50) of the Participant's Elective Deferrals.

Matching limit on Elective Deferrals. In determining the Employer matching contribution above, only the following will be matched. Elective Deferrals up to (select 3. OR 4.; leave blank if not applicable):

3.     [   ]                 % of a Participant's Compensation.

4.     [X]     a discretionary percentage of a Participant's Compensation, the percentage to be determined by the Employer on a uniform basis for all Participants.

b.     [   ]     Discretionary - tiered. The Employer may make matching contributions equal to a discretionary percentage of a Participant's Elective Deferrals, to be determined by the Employer, of each tier, to be determined by the Employer. The tiers may be based on the rate of a Participant's Elective Deferrals or Years (or Periods) of Service.

c.     [   ]     Fixed - tiered. The Employer will make matching contributions equal to a uniform percentage of each tier of each Participant's Elective Deferrals, determined as follows:

NOTE:

Fill in only percentages. Each tier represents the amount of the Participant's applicable contributions that equals the specified percentage of the Participant's Compensation (add additional tiers if necessary):

Tiers of Contributions (indicate %)	Matching Percentage
First	%
Next	%
Next	%
Next	%

d.     [   ]     Fixed - Years of Service. The Employer will make matching contributions equal to a uniform percentage of each Participant's Elective Deferrals based on the Participant's Years of Service (or Periods of Service if the elapsed time method is selected), determined as follows (add additional tiers if necessary):

Years (or Periods) of Service	Matching Percentage	In determining the matching contribution only Elective Deferrals up to the following percentage of Compensation will be matched
%
	%	%
	%	%
	%	%
	%	%
	%	%

Non-Standardized 401(k) Profit Sharing Plan (006)

Notwithstanding any service crediting election for another purpose in this Adoption Agreement, for purposes of the above matching contribution formula, service will be based on:

1.     [   ]     Years of Service

2.     [   ]     one-year Periods of Service

e.     [   ]     Other:                    (the formula described must satisfy the definitely determinable requirement under Reg. §1.401-1(b). If the formula is non-uniform, it is not a design-based safe harbor for nondiscrimination purposes.)

NOTE:

If b., c., d. or e. above is selected, the Plan may violate the Code §401(a)(4) nondiscrimination requirements if the rate of matching contributions increases as a Participant's Elective Deferrals or Years (or Periods) of Service increase.

B.	Maximum matching contribution. The matching contribution made on behalf of any Participant for any Plan Year will not exceed:

f.     [   ]     N/A (no Plan specific limit on the amount of matching contribution)

g.     [   ]     $          .

C.

Period of determination. The matching contribution formula will be applied on the following basis (and Elective Deferrals and any Compensation or dollar limitation used in determining the matching contribution will be based on the applicable period):

h.     [   ]     the Plan Year

i.     [X]     each payroll period

j.     [   ]     each month

k.     [   ]     each Plan Year quarter

D.	True-up Election. Employer matching contributions will be determined separately for each determination period (specified above) and:

l.     [   ]     N/A, the applicable period for determining Employer matching contributions is the Plan Year.

m.     [X]     "true-up" contributions will not be made.

n.     [   ]     will be recalculated based on the ratio of Elective Deferrals to Compensation for the Plan Year, and "true-up" contributions will be made accordingly with respect to:

1.     [   ]     all Participants who are eligible to receive Employer matching contributions during the Plan Year.

2.     [   ]     each Participant who is eligible to receive Employer matching contributions and is employed at the end of the Plan Year.

E.

Allocation conditions (Plan Section 12.3). Select o. OR p. and all that apply of q. - w. (Note: If the "ACP test safe harbor" provisions are being used (Question 27.b.), option o. below (no conditions) must be selected, unless no HCEs are eligible to receive the matching contribution.)

o.     [X]     No conditions. All Participants share in the allocations regardless of service completed during the Plan Year or employment status on the last day of the Plan Year (skip to q.- w.).

p.     [   ]     Allocation conditions apply (select one of 1. - 5. AND one of 6. - 9. below)

Conditions for Participants NOT employed on the last day of the Plan Year.

1.     [   ]     A Participant must complete more than              (not to exceed 500) Hours of Service.

2.     [   ]     A Participant must complete a Year of Service. (could cause the Plan to violate coverage requirements under Code §410(b))

3.     [   ]     Participants will NOT share in the allocations, regardless of service. (could cause the Plan to violate coverage requirements under Code §410(b))

4.     [   ]     Participants will share in the allocations, regardless of service.

5.     [   ]     Other:                    (must be definitely determinable, not subject to Employer discretion and may not require more than one Year of Service)

Conditions for Participants employed on the last day of the Plan Year (options 7., 8. and 9. could cause the Plan to violate coverage requirements under Code §410(b))

6.     [   ]     No service requirement.

7.     [   ]     A Participant must complete a Year of Service.

8.     [   ]     A Participant must complete at least               (not to exceed 1,000) Hours of Service during the Plan Year.

9.     [   ]     Other:                    (must be definitely determinable, not subject to Employer discretion and may not require more than one Year of Service).

Non-Standardized 401(k) Profit Sharing Plan (006)

Waiver of conditions for Participants NOT employed on the last day of the Plan Year. If p.1., 2., 3., or 5. is selected, Participants who are not employed on the last day of the Plan Year in which one of the following events occur will be eligible to share in the allocations regardless of the above conditions (select all that apply; leave blank if none apply):

q.     [   ]     Death

r.     [   ]     Total and Permanent Disability

s.     [   ]     Termination of employment on or after Normal Retirement Age

1.     [   ]     or Early Retirement Date

Code §410(b) fail-safe. If p.2., 3., 5. and/or p.7., 8. or 9. is selected, the Code §410(b) ratio percentage fail-safe provisions (Plan Section 12.3(f)) will NOT apply unless selected below (leave blank if not applicable or fail-safe will not be used):

t.     [   ]     The Plan will use the Code §410(b) fail-safe provisions and must satisfy the "ratio percentage test" of Code §410(b).

Conditions based on period other than Plan Year. The allocation conditions above will be applied based on the Plan Year unless otherwise selected below. If selected, the above provisions will be applied by substituting the term Plan Year with the specified period (e.g., if Plan Year quarter is selected below and the allocation condition is 250 Hours of Service per quarter, enter 250 hours (not 1000) at p.8. above). (may not be selected with p.2. or p.7.)

u.     [   ]     The Plan Year quarter.

v.     [   ]     Payroll period.

w.     [   ]     Other:                     (must be definitely determinable and not subject to Employer discretion and may not be longer than a twelve month period).

F.	Additional matching contributions. No additional matching contribution may be made unless otherwise selected below (leave blank if not applicable).

x.     [   ]     Additional matching contributions may be made (e.g., a matching contribution made on a periodic basis as well as a matching contribution based on the end of the Plan Year). Specify the additional matching contribution by attaching an addendum to the Adoption Agreement that duplicates this entire Question 28. If selected, the additional matching contribution applies to all Participants eligible to share in matching contributions except as otherwise specified in the addendum or below.

1.     [   ]     The additional matching contribution only applies to the following Participants:               (must be definitely determinable). (If the additional matching contribution is in lieu of the matching contribution set forth in 28A -  E above then use Eligible Employee question to exclude these Participants from such matching contribution.)

29.	EMPLOYER PROFIT SHARING CONTRIBUTIONS (Plan Section 12.1(a)(3)) (skip Questions 29 and 30 if Employer profit sharing contributions are NOT selected at Question 12.e.)

A.	Profit sharing formula (c. may be selected in addition to a., b. or d.)

a.     [   ]     Discretionary. Discretionary contribution, to be determined by the Employer.

b.     [   ]     Fixed. Fixed contribution equal to             % of Compensation of Participants eligible to share in allocations.

c.     [   ]     Prevailing wage contribution. The Employer will make a "prevailing wage contribution" on behalf of each Participant who performs services subject to the Service Contract Act, Davis-Bacon Act or similar federal, state, or municipal prevailing wage statutes. The "prevailing wage contribution" will be an amount equal to the remaining balance of the prevailing wage defined bona-fide fringe benefit amount, based on the Participant's employment classification as designated on the appropriate prevailing wage determination, after the application of other prevailing wage defined bona-fide fringe payments. Specify the "prevailing wage contribution" by attaching an appendix to the Adoption Agreement that indicates the contribution rate(s) applicable to the prevailing wage employment/job classification(s). The "prevailing wage contribution" will not be subject to any age or service requirements set forth in Question 14, entry date provisions at Question 15, nor to any service or employment conditions set forth in Question 30 and will be 100% Vested.

Additional "prevailing wage contribution" provisions (select all that apply; leave blank if none apply)

1.     [   ]     Offset. The "prevailing wage contribution" made on behalf of a Participant for a Plan Year will reduce (offset) other Employer contributions allocated or contributed on behalf of such Participant for the Plan.

2.     [   ]     Exclude Highly Compensated Employees. Highly Compensated Employees will be excluded from receiving a "prevailing wage contribution."

3.     [   ]     QNEC. The "prevailing wage contribution" is considered a Qualified Nonelective Contribution (QNEC).

d.     [   ]     Other:                    (the formula described must satisfy the definitely determinable requirement under Reg. §1.401-1(b). If the formula is non-uniform, it is not a design-based safe harbor for nondiscrimination purposes.)

e.

Allocation Period for Nonelective Contributions. The Employer Nonelective contribution will be allocated on the following basis (NOTE: if Option g.4., h., or i. is selected below, then Option 1 (annually) must be selected):

1.     [   ]     annually (as of the last day of the Plan Year).

Non-Standardized 401(k) Profit Sharing Plan (006)

2.     [   ]     per payroll period.

3.     [   ]     monthly.

4.     [   ]     quarterly (as of the last day of each Plan Year quarter).

B.	Contribution allocations. If a., b., or d. above is selected, the Employer Nonelective profit sharing contribution for a Plan Year will be allocated as follows:

f.     [   ]     INCORPORATION OF CONTRIBUTION FORMULA. In accordance with the contribution formula specified above (may only be selected if b. or d. above is selected).

g.     [   ]     NON-INTEGRATED ALLOCATION

1.     [   ]     in the same ratio as each Participant's Compensation bears to the total of such Compensation of all Participants

2.     [   ]     in the same dollar amount to all Participants (per capita)

3.     [   ]     in the same dollar amount per Hour of Service completed by each Participant

4.     [   ]     in the same proportion that each Participant's points bears to the total of such points of all Participants. A Participant's points with respect to any Plan Year will be computed as follows (select all that apply):

a.     [   ]                  point(s) will be allocated for each Year of Service (or Period of Service).

However, the maximum Years (or Periods if elapsed time method is selected) of Service taken into account will not exceed:

1.     [   ]                  (leave blank if no limit on service applies).

Year of Service (or Period of Service if applicable), means service for vesting purposes.

b.     [   ]                  point(s) will be allocated for each full $             (may not exceed $200) of Compensation

c.     [   ]                  point(s) will be allocated for each year of age as of the last day of the Plan Year

h.     [   ]     INTEGRATED (PERMITTED DISPARITY) ALLOCATION

In accordance with Plan Section 4.3(b)(2) based on a Participant's Compensation in excess of:

1.     [   ]     the Taxable Wage Base

2.     [   ]               % (not to exceed 100%) of the Taxable Wage Base (see Note below)

3.     [   ]     80% of the Taxable Wage Base plus $1.00

4.     [   ]     $           (not greater than the Taxable Wage Base) (see Note below)

NOTE:	The integration percentage of 5.7% will be reduced to:
1.	4.3% if 2. or 4. above is more than 20% and less than or equal to 80% of the Taxable Wage Base.
2.	5.4% if 3. is selected or if 2. or 4. above is more than 80% of the Taxable Wage Base.

i.     [   ]     NON-SAFE HARBOR ALLOCATION METHODS

1.     [   ]     Grouping method. Pursuant to Plan Section 4.3(b)(3)(vi), the classifications are (select a. or b.):

a.     [   ]     Each Participant constitutes a separate classification.

b.     [   ]     Participants will be divided into the following classifications. The allocation method will be pro rata based on Compensation.

Definition of classifications. Define each classification. Classifications specified below must be clearly defined in a manner that will not violate the definitely determinable allocation requirement of Regulation §1.401-1(b)(1)(ii). The design of the groups cannot be such that the only NHCEs benefiting under the Plan are those with the lowest amount of Compensation and/or the shortest periods of service and who may represent the minimum number of these Employees necessary to satisfy coverage under Code §410(b).

Classification A will consist of

Classification B will consist of

Classification C will consist of

Classification D will consist of

Classification E will consist of

Classification F will consist of

Classification G will consist of

Classification H will consist of

Additional classifications:                    (specify the classifications).

NOTE:

In the case of Self-Employed Individuals (i.e., sole proprietors or partners), the requirements or Regulation §1.401(k)-1(a)(6) continue to apply and the allocation method should not be such that a cash or deferred election is created for a Self-Employed Individual as a result of application of the allocation method.

Non-Standardized 401(k) Profit Sharing Plan (006)

NOTE:	If more than eight (8) classifications, the additional classifications may be attached as an addendum to the Adoption Agreement or may be entered under Additional Classifications above.

Determination of applicable group. If a Participant shifts from one classification to another during a Plan Year, then the Employer in a nondiscriminatory manner will direct the Administrator to place the Participant in only one classification for the entire Plan Year during which the shift occurs.

2.     [   ]     Age-weighted method. The Schedule of Age-Weighted Allocation Factors is set forth in attached Exhibit A (which is hereby incorporated by reference and made a part of the Plan) and will be based on the following interest rate (if no selection is made, c. will be deemed to have been selected):

a.     [   ]     7.5% interest

b.     [   ]     8.0% interest

c.     [   ]     8.5% interest

3.     [   ]     Other:                    (the formula described must satisfy the definitely determinable requirement under Reg. §1.401-1(b). If the formula is non-uniform, it is not a design-based safe harbor for nondiscrimination purposes.)

30.

ALLOCATION CONDITIONS (Plan Section 12.3). Requirements to share in allocations of Employer Nonelective profit sharing contributions, QNECs (as permitted by Plan Section 12.1(a)(4)), and Forfeitures if applicable (select a. OR b. and all that apply of c. - i.)

a.     [   ]     No conditions. All Participants share in the allocations regardless of service completed during the Plan Year or employment status on the last day of the Plan Year (skip to Question 31).

b.     [   ]     Allocation conditions apply (select one of 1. - 5. AND one of 6. - 9. below)

Conditions for Participants NOT employed on the last day of the Plan Year

1.     [   ]     A Participant must complete more than                 (not to exceed 500) Hours of Service.

2.     [   ]     A Participant must complete a Year of Service. (could cause the Plan to violate coverage requirements under Code §410(b))

3.     [   ]     Participants will NOT share in the allocations, regardless of service. (could cause the Plan to violate coverage requirements under Code §410(b))

4.     [   ]     Participants will share in the allocations, regardless of service.

5.     [   ]     Other:                    (must be definitely determinable, not subject to Employer discretion and may not require more than one Year of Service).

Conditions for Participants employed on the last day of the Plan Year (options 7., 8. and 9. could cause the Plan to violate coverage requirements under Code §410(b))

6.     [   ]     No service requirement.

7.     [   ]     A Participant must complete a Year of Service.

8.     [   ]     A Participant must complete at least              (not to exceed 1,000) Hours of Service during the Plan Year.

9.     [   ]     Other:                    (must be definitely determinable, not subject to Employer discretion and may not require more than one Year of Service).

Waiver of conditions for Participants NOT employed on the last day of the Plan Year. If b.1., 2., 3., or 5. is selected, Participants who are not employed on the last day of the Plan Year in which one of the following events occur will be eligible to share in the allocations regardless of the above conditions (select all that apply; leave blank if none apply):

c.     [   ]     Death

d.     [   ]     Total and Permanent Disability

e.     [   ]     Termination of employment on or after Normal Retirement Age

1.     [   ]     or Early Retirement Date

Code §410(b) fail-safe. If b.2., 3., 5. and/or b.7., 8. or 9. is selected, the Code §410(b) ratio percentage fail-safe provisions will NOT apply (Plan Section 4.3(m)) unless selected below (leave blank if not applicable or fail-safe will not be used):

f.     [   ]     The Plan will use the Code §410(b) fail-safe provisions and must satisfy the ratio percentage test of Code §410(b).

Non-Standardized 401(k) Profit Sharing Plan (006)

Conditions based on period other than Plan Year. The allocation conditions above will be applied based on the Plan Year unless otherwise selected below. If selected, the above provisions will be applied by substituting the term Plan Year with the specified period (e.g., if Plan Year quarter is selected below and the allocation condition is 250 Hours of Service per quarter, enter 250 hours (not 1000) at b.8. above). (may not be selected with b.2. or b.7.)

g.     [   ]     The Plan Year quarter.

h.     [   ]     Payroll period.

i.     [   ]     Other:                            (must be definitely determinable and not subject to Employer discretion and may not be longer than a twelve month period).

31.	FORFEITURES (Plan Sections 1.37 and 4.3(e))

Except as provided in Plan Section 1.37, a Forfeiture will occur:

a.     [   ]     N/A (may only be selected if all contributions are fully Vested (default provisions at Plan Section 4.3(e) apply); skip to Question 32)

b.     [X]     As of the earlier of (1) the last day of the Plan Year in which the former Participant incurs five (5) consecutive 1-Year Breaks in Service, or (2) the distribution of the entire Vested portion of the Participant's Account.

NOTE:     (1)     Forfeitures are disposed of in accordance with Employer direction that is consistent with Section 4.3(e).

(2)     Effective for Plan Years beginning after the Plan Year in which this Plan document is adopted, Forfeitures may not be used to reduce Employer contributions which are required pursuant to the Code to be fully Vested when contributed to the Plan (such as QMACs, QNECs and "ADP test safe harbor contributions" other than QACA "ADP test safe harbor contributions"). The reallocation of Forfeitures could affect the Plan's top-heavy exemption (see Plan Section 12.8(f)). One approach to avoid this result is to provide for a discretionary matching contribution that satisfies the "ACP test safe harbor" provisions (i.e., select Question 27.A.b and select a discretionary matching contribution at Question 28) and then allocate Forfeitures as a matching contribution.

32.	TOP-HEAVY MINIMUM ALLOCATION

The minimum allocation requirements for any Top-Heavy Plan Year will be applied only to Non-Key Employee Participants unless selected below:

a.     [   ]     The Top-Heavy minimum will be provided to both Key and Non-Key Employee Participants.

DISTRIBUTIONS

33.	FORM OF DISTRIBUTIONS (Plan Sections 6.5 and 6.6)

Distributions under the Plan may be made in (select all that apply; must select at least one from a. - e. unless g. is selected below)

a.     [X]     lump-sums

b.     [X]     substantially equal installments

c.     [X]     partial withdrawals, provided the minimum withdrawal is $             (leave blank if no minimum)

d.     [   ]     partial withdrawals or installments are only permitted for Participants or Beneficiaries who must receive required minimum distributions under Code §401(a)(9) except for the following (e.g., partial is not permitted for death benefits; leave blank if no exceptions):

1.     [   ]

e.     [   ]     other:                    (must be definitely determinable and not subject to Employer discretion)

NOTE:

Regardless of the above, a Participant is not required to request a withdrawal of his or her total Account for an in-service distribution, a hardship distribution, or a distribution from the Participant's Rollover Account.

Annuities. Pursuant to Plan Section 6.13, the Qualified Joint and Survivor Annuity and Qualified Pre-Retirement Survivor Annuity provisions do not apply except as provided below (select f. and/or g., if applicable).

NOTE:	If this Plan includes transferred pension assets, f. below must be selected.

f.     [   ]     Annuities apply for account balances that contain protected benefits, rights and features that are required to be subject to the survivor annuity rules and are the normal form of distribution for Participants with Account balances containing such transferred amounts (complete option s. in Appendix A). The qualified Joint and Survivor Annuity and Qualified Pre-Retirement Survivor Annuity provisions apply (Plan Section 6.13 will not apply and the joint and survivor rules of Code §§401(a)(11) and 417 will automatically apply).

g.     [   ]     Apply for account balances that contain benefits, rights and features that the Employer has voluntarily elected to preserve, as set forth in option s. of Appendix A to this Adoption Agreement. Unless otherwise provided in the aforementioned Appendix, annuities will be an optional form of distribution and the normal form of payment shall be a lump sum. Plan Section 6.13(c) will apply and the joint and survivor rules of Code Sections 401(a)(11) and 417 will apply only if an annuity form of distribution is selected by a Participant.

Non-Standardized 401(k) Profit Sharing Plan (006)

Pre-Retirement Survivor Annuity

If the Plan permits an annuity form of payment under option f. above, the Pre-Retirement Survivor Annuity (minimum Spouse's death benefit) will be equal to 50% of a Participant's interest in the Plan unless a different percentage is selected below (leave blank if default applies)

h.     [   ]     100% of a Participant's interest in the Plan.

i.     [   ]                 % (may not be less than 50%) of a Participant's interest in the Plan.

Cash or property. Distributions may be made in:

j.     [X]     cash only, except for (select all that apply; leave blank if none apply):

1.     [   ]     insurance Contracts

2.     [   ]     annuity Contracts

3.     [X]     Employer stock that is allocated to the Account of the Participant at the time of distribution, but only if such Employer stock is publicly traded

AND (check k., if applicable):

k.     [   ]     This is an amendment to a Plan that contained optional annuity payment forms or other forms of payment that are not otherwise provided for under the Plan document, and all such forms of payment are hereby eliminated in accordance with Plan Section 8.1(e).

34.

CONDITIONS FOR DISTRIBUTIONS UPON SEVERANCE OF EMPLOYMENT. Distributions upon severance of employment pursuant to Plan Section 6.4(a) will not be made unless the following conditions have been satisfied:

A.	Accounts in excess of $5,000

a.     [X]     Distributions may be made as soon as administratively feasible following severance of employment.

b.     [   ]     Distributions may be made as soon as administratively feasible after the Participant has incurred              1-Year Break(s) in Service (or Period(s) of Severance if the elapsed time method is selected).

c.     [   ]     Distributions may be made as soon as administratively feasible after the last day of the Plan Year coincident with or next following severance of employment.

d.     [   ]     Distributions may be made as soon as administratively feasible after the last day of the Plan Year quarter coincident with or next following severance of employment.

e.     [   ]     Distributions may be made as soon as administratively feasible after the Valuation Date coincident with or next following severance of employment.

f.     [   ]     Distributions may be made as soon as administratively feasible after              months have elapsed following severance of employment.

g.     [   ]     No distributions may be made until a Participant has reached Early or Normal Retirement Date.

h.     [   ]     Other:                    (must be objective conditions which are ascertainable and are not subject to Employer discretion except as otherwise permitted in Regulation §1.411(d)-4 and may not exceed the limits of Code §401(a)(14) as set forth in Plan Section 6.7)

B.	Accounts of $5,000 or less

i.     [X]     Same as above

j.     [   ]     Distributions may be made as soon as administratively feasible following severance of employment.

k.     [   ]     Distributions may be made as soon as administratively feasible after the Participant has incurred              1-Year Break(s) in Service (or Period(s) of Severance if the elapsed time method is selected).

l.     [   ]     Distributions may be made as soon as administratively feasible after the last day of the Plan Year coincident with or next following severance of employment.

m.     [   ]     Other:                  (must be objective conditions which are ascertainable and are not subject to Employer discretion except as otherwise permitted in Regulation §1.411(d)-4 and may not exceed the limits of Code §401(a)(14) as set forth in Plan Section 6.7)

C.

Timing after initial distributable event. If a distribution is not made in accordance with the above provisions upon the occurrence of the distributable event, then a Participant may elect a subsequent distribution at any time after the time the amount was first distributable (assuming the amount is still distributable).

D.

Participant consent (i.e., involuntary cash-outs). Should Vested Account balances less than a certain dollar threshold be automatically distributed without Participant consent (mandatory distributions)?

NOTE:	The Plan provides that distributions of amounts of $5,000 or less do not require spousal consent and are only paid as lump-sums.

n.     [   ]     No, Participant consent is required for all distributions.

Non-Standardized 401(k) Profit Sharing Plan (006)

o.     [X]     Yes, Participant consent is required only if the distribution is over:

1.     [X]     $5,000

2.     [   ]     $1,000

NOTE:	If 2. is selected, rollovers will be included in determining the threshold for Participant consent.

E.

Rollovers in determination of $5,000 threshold. Unless otherwise elected below, amounts attributable to rollover contributions (if any) will be EXCLUDED in determining the $5,000 threshold for timing of distributions, form of distributions or consent rules.

p.     [X]     Include rollovers (rollover contributions will be included in determining the $5,000 threshold)

NOTE:

Regardless of the above election, if the Participant consent threshold is $1,000 or less, then the Administrator must include amounts attributable to rollovers for such purpose. In such case, an election to exclude rollovers above will apply for purposes of the timing and form of distributions.

35.	DISTRIBUTIONS UPON DEATH (Plan Section 6.8(b)(2))

Distributions upon the death of a Participant prior to the "required beginning date" will be made or begin to be made and be paid in accordance with the time periods specified in subsections (i) - (iv) of Plan Section 6.8(b)(2).

36.	HARDSHIP DISTRIBUTIONS (Plan Sections 6.12 and/or 12.10)

a.     [   ]     Hardship distributions are NOT permitted (skip to Question 38).

b.     [X]     Hardship distributions are permitted from the following Participant Accounts:

1.     [X]     all Accounts

2.     [   ]     only from the following Accounts (select one or more):

a.     [   ]     Pre-Tax Elective Deferral Account

b.     [   ]     Roth Elective Deferral Account

c.     [   ]     Account(s) attributable to Employer matching contributions

d.     [   ]     Account attributable to Employer Nonelective profit sharing contributions

e.     [   ]     Rollover Account

f.     [   ]     Transfer Account (other than amounts attributable to a money purchase pension plan)

g.     [   ]     Other:                    (specify Account(s) and conditions in a manner that is definitely determinable and not subject to Employer discretion)

NOTE:

Distributions from a Participant's Elective Deferral Account are limited to the portion of such Account attributable to such Participant's Elective Deferrals (and earnings attributable thereto up to December 31, 1988). Hardship distributions are NOT permitted from a Participant's Qualified Nonelective Contribution Account, Qualified Matching Contribution Account, Accounts attributable to "ADP test safe harbor contributions" or Transfer Account attributable to pension assets (e.g., from a money purchase pension plan).

Additional limitations. The following limitations apply to hardship distributions:

3.     [X]     N/A (no additional limitations)

4.     [   ]     Additional limitations (select one or more):

a.     [   ]     The minimum amount of a distribution is $             (may not exceed $1,000).

b.     [   ]     No more than              distribution(s) may be made to a Participant during a Plan Year.

c.     [   ]     Distributions may only be made from Accounts which are fully Vested.

d.     [   ]     A Participant does not include a Former Employee at the time of the hardship distribution.

e.     [   ]     Hardship distributions may be made subject to the following provisions:               (must be definitely determinable and not subject to Employer discretion).

Beneficiary Hardship. Hardship distributions for Beneficiary expenses ARE allowed effective June 1, 2007, unless otherwise selected below.

5.     [   ]     Hardship distributions for expenses of Beneficiaries are NOT allowed

Special effective date (may be left blank if effective date is same as the effective date above or the Plan or Restatement Effective Date; select a. and, if applicable, b.)

a.     [   ]     Hardship distributions for expenses of Beneficiaries were allowed effective as of                   (if this is a PPA restatement and the provisions were effective other than June 1, 2007, then enter the date such provisions were first effective; may not be earlier than August 17, 2006)

b.     [   ]     eliminated effective as of                  .

Safe harbor hardship rules. The safe harbor hardship rules of Plan Section 12.10 apply to hardship distributions from all Accounts; provided, however, that for hardship distributions under this Plan the safe harbor provision for suspension of a Participant's Elective Deferrals and nondeductible voluntary Employee contributions shall apply only if a hardship distribution is made from the Participant's Elective Deferral Account.

Non-Standardized 401(k) Profit Sharing Plan (006)

37.     IN-SERVICE DISTRIBUTIONS (Plan Section 6.11)

a.     [   ]     In-service distributions are NOT permitted (except as otherwise selected for Hardship Distributions).

b.     [X]     In-service distributions may be made to a Participant who has not separated from service provided any of the following conditions have been satisfied (select one or more):

1.     [X]     Age

a.     [X]     the Participant has attained age   59.5

b.     [   ]     the Participant has reached Normal Retirement Age

2.     [X]     the Participant has been a Participant in the Plan for at least   5   years (may not be less than five (5))

3.     [   ]     the amounts being distributed have accumulated in the Plan for at least 2 years

4.     [   ]     other:                  (must satisfy the definitely determinable requirement under Regulations §401-1(b); may not be subject to Employer discretion; must be nondiscriminatory; and must be limited to a combination of items b.1. - b.3. or a Participant's disability)

More than one condition. If more than one condition is selected above, then a Participant only needs to satisfy one of the conditions, unless selected below:

5.     [   ]     A Participant must satisfy each condition

NOTE:

Regardless of any elections above, distributions from a Participant's Elective Deferral Account, Qualified Matching Contribution Account, Qualified Nonelective Contribution Account and Accounts attributable to "ADP test safe harbor contributions" are subject to restrictions and generally may not be distributed prior to age 59 1/2. Distributions from a Transfer Account attributable to a money purchase pension plan are not permitted prior to age 62. Distributions from a Participant's Rollover Account or Voluntary Contribution Account may be made at any time. Distributions from a Participant's In-Plan Roth Rollover Account may be made at any time the source of the in-Plan Roth rollover contribution may be distributed. To the extent distributable, a Participant's In-Plan Roth Rollover Account may be separately accounted for under and distributed as part of a Participant's Rollover Account.

Account restrictions. In-service distributions are permitted from the following Participant Accounts:

6.     [X]     all Accounts

7.     [   ]     only from the following Accounts (select one or more):

a.     [   ]     Pre-Tax Elective Deferral Account

b.     [   ]     Roth Elective Deferral Account

c.     [   ]     Account(s) attributable to Employer matching contributions (includes matching "ADP test safe harbor contributions")

d.     [   ]     Account attributable to Employer Nonelective profit sharing contributions

e.     [   ]     Qualified Nonelective Contribution Account (includes nonelective "ADP test safe harbor contributions")

f.     [   ]     Transfer Account attributable to (select one or both):

1.     [   ]     non-pension assets

2.     [   ]     pension assets (e.g., from a money purchase pension plan)

g.     [   ]     Other:                         (specify Account(s) and conditions in a manner that is definitely determinable and not subject to Employer discretion)

Limitations. The following limitations apply to in-service distributions:

8.     [X]     N/A (no additional limitations)

9.     [   ]     Additional limitations (select one or more):

a.     [   ]     The minimum amount of a distribution is $             (may not exceed $1,000).

b.     [   ]     No more than              distribution(s) may be made to a Participant during a Plan Year.

c.     [   ]     Distributions may only be made from Accounts which are fully Vested.

d.     [   ]     Distributions from the Roth Elective Deferral Account (38.b.6. or 38.b.7.b. selected), may only be made if the distribution is a "qualified distribution."

e.     [   ]     In-service distributions may be made subject to the following provisions:               (must be definitely determinable and not subject to discretion).

38.	AGE 62 IN-SERVICE DISTRIBUTIONS FOR TRANSFERRED MONEY PURCHASE ASSETS (Plan Section 6.11)

In-service distributions at age 62 WILL be allowed unless selected below (applies only for Transfer Accounts from a money purchase or target benefit pension plan):

a.     [   ]     In-service distributions will not be allowed for Participants at age 62.

Special effective date. If this is a PPA restatement and the provision applied other than as of the first day of the 2007 Plan Year, then enter the date such provision was first effective: (leave blank if not applicable)

1.     [   ]                     (may not be earlier than the first day of the 2007 Plan Year).

Non-Standardized 401(k) Profit Sharing Plan (006)

Limitations. The following limitations apply to these in-service distributions:

2.     [X]     The Plan already provides for in-service distributions and the restrictions set forth in the Plan (e.g., minimum amount of distributions or frequency of distributions) are applicable to in-service distributions at age 62.

3.     [   ]     N/A (no limitations)

4.     [   ]     The following elections apply to in-service distributions at age 62 (select one or more):

a.     [   ]     The minimum amount of a distribution is $                (may not exceed $1,000).

b.     [   ]     No more than                   distribution(s) may be made to a Participant during a Plan Year.

c.     [   ]     Distributions may only be made from Accounts which are fully Vested.

d.     [   ]     In-service distributions may be made subject to the following provisions:                    (must be definitely determinable and not subject to discretion).

39.	IN-PLAN ROTH ROLLOVER CONTRIBUTIONS (Plan Section 12.11) (skip if Roth Elective Deferrals NOT selected at Question 12.b.1.)

a.     [X]     In-Plan Roth rollover contributions are NOT permitted (skip to Question 41).

b.     [   ]     In-Plan Roth rollover contributions are permitted according to the following provisions.

Special effective date. (may be left blank if (1) same as Plan or Restatement Effective Date or (2) earlier than the Restatement Effective Date and not a PPA restatement)

1.     [   ]             (if this is a PPA restatement and the provisions were effective prior to the Restatement Effective Date, then enter the date such provisions were first effective; may not be earlier than September 28, 2010)

Discontinuation date. (may be left blank if same as Plan or Restatement Effective Date)

2.     [   ]           (if this is a PPA restatement and the provisions were discontinued effective as of a date prior to the Restatement Effective Date, then enter the date such provisions were discontinued)

In-service distribution provisions. A Participant not otherwise eligible for a distribution may not take an in-service distribution only for purposes of electing a direct rollover to an In-Plan Roth Rollover Contribution Account.

Source of in-Plan Roth rollover contribution. A Participant may elect an "in-Plan Roth rollover contribution" from all Accounts eligible for distribution except for the Voluntary Contribution Account, Roth Elective Deferral Account, and the portion of the Rollover Account attributable to rollovers of Roth Elective Deferrals. Loans and Employer securities may not be distributed as part of an "in-Plan Roth rollover contribution."

40.	QUALIFIED RESERVIST DISTRIBUTIONS (Plan Section 6.18). Qualified Reservist Distributions ARE permitted for distributions after September 11, 2001 unless elected below.

a.     [   ]     Qualified reservist distributions are NOT permitted

Special effective date (may be left blank if (1) same as Plan or Restatement Effective Date or (2) earlier than the Restatement Effective Date and not a PPA restatement)

1.     [   ]               (if this is a PPA restatement and the provisions were effective other than as stated above, then enter the date such provisions were first effective; may not be earlier than September 12, 2001)

41.     HEART ACT PROVISIONS (Plan Section 6.18)

Continued benefit accruals. Continued benefit accruals will NOT apply

Special effective date. If this is a PPA restatement and the provision did apply prior to the date the Plan was first stated in the form of a prototype plan sponsored by ADP, LLC, then enter the date such provision was first effective: (leave blank if not applicable)

a.     [   ]                                   (may not be earlier than the first day of the 2007 Plan Year)

Distributions for deemed severance of employment. The Plan permits distributions for deemed severance of employment effective for years beginning after December 31, 2008.

Special effective date (may be left blank if (1) same as Plan or Restatement Effective Date or (2) earlier than the Restatement Effective Date and not a PPA restatement)

1.     [   ]                                   (if this is a PPA restatement and the provisions were effective prior to the Restatement Effective Date (and a date different than stated above), then enter the date such provisions were first effective; may not be earlier than January 1, 2007)

NONDISCRIMINATION TESTING

42.	HIGHLY COMPENSATED EMPLOYEE (Plan Section 1.41)

Top-Paid Group election and calendar year data election are not used unless selected below (the selections made for the latest year will continue to apply to subsequent Plan Years unless the Plan is amended) (select all that apply; leave blank if none apply):

a.     [   ]     Top-Paid Group election will be used.

b.     [   ]     Calendar year data election will be used (only applicable to non-calendar year Plan Year).

Non-Standardized 401(k) Profit Sharing Plan (006)

43.	ADP AND ACP TESTS (Plan Sections 12.4 and 12.6)

NOTE:

The selections made below for the latest year will continue to apply to subsequent Plan Years unless the Plan is amended. Also, the prior method will not apply if the Employer uses the discretionary nonelective "ADP test safe harbor contribution" described in Section 12.8(h) or if the Plan is amended during a Plan Year to eliminate an "ADP test safe harbor contribution."

ADP test. If applicable, the ADP ratio for NHCEs will be based on the current year ratio unless prior year testing method is selected below (leave blank if current year testing method is being used):

a.     [X]     Prior year testing method. The prior year ratio will be used. If this selection is made for the first year the Code §401(k) feature is added to this Plan (unless this Plan is a successor plan), then for the first Plan Year only, the amount taken into account as the ADP of Nonhighly Compensated Employees for the preceding Plan Year will be the greater of 3% or the actual percentage for the initial Plan Year.

ACP test. If applicable, the ACP ratio for NHCEs will be based on the current year ratio unless prior year testing method is selected below (leave blank if current year testing method is being used):

b.     [X]     Prior year testing method. The prior year ratio will be used. If this selection is made for the first year the Code §401(m) feature is added to this Plan (unless this Plan is a successor plan), then for the first Plan Year only, the amount taken into account as the ACP of NHCEs for the preceding Plan Year will be the greater of 3% or the actual percentage for the initial Plan Year.

Effective dates. (optional)

c.     [   ]     Current year testing method. If the current year testing method is currently being used, enter the date it was first effective (used for purposes of applying the five year restriction on amending to the prior year testing method):

1.     [   ]     ADP test:                    (may not be selected with 43.a.)

2.     [   ]     ACP test:                    (may not be selected with 43.b.)

MISCELLANEOUS

44.	LOANS TO PARTICIPANTS (Plan Section 7.6)

a.     [X]     New loans are NOT permitted.

b.     [   ]     New loans are permitted.

45.	ROLLOVERS (Plan Section 4.6) (skip if rollover contributions are NOT selected at 12.f.)

Eligibility. Rollovers may be accepted from all Participants who are Employees as well as any Eligible Employee, even prior to meeting eligibility conditions to be a Participant, and, if the Employer and Administrator consent on a nondiscriminatory basis, Participants who are Former Employees.

Distributions. Distributions may be made from a Participant's Rollover Account at any time.

46.	AFTER-TAX VOLUNTARY EMPLOYEE CONTRIBUTIONS (Plan Section 4.8) (skip if after-tax voluntary Employee contributions NOT selected at Question 12.g.)

Matching after-tax voluntary Employee contributions. There are no Employer matching contributions on after-tax voluntary Employee contributions unless elected below.

a.     [   ]     After-tax voluntary Employee contributions are aggregated with Elective Deferrals for purposes of applying any matching contributions under the Plan.

b.     each Participant may elect to make after-tax voluntary employee contributions in the following amount:

1.     [   ]                 % of Compensation.

2.     [   ]     up to             % of Compensation.

NOTE:	The aggregate amount of Elective Deferrals (including Roth Elective Deferrals) and after-tax voluntary Employee contributions elected by an individual Participant may not exceed 90% of Compensation.

PPA TRANSITION RULES

The following questions only apply if this is a PPA restatement (i.e., Question 5.b.1. is selected). If this is not a PPA restatement, then this Plan will not be considered an individually designed plan merely because the following questions are deleted from the Adoption Agreement.

NOTE:     The following provisions are designed to be left unanswered if the selections do not apply to the Plan.

Non-Standardized 401(k) Profit Sharing Plan (006)

47.

PRIOR VESTING SCHEDULE FOR EMPLOYER NONELECTIVE PROFIT SHARING CONTRIBUTIONS. The vesting schedule for amounts attributable to Employer Nonelective profit sharing contributions made prior to Plan Years beginning after December 31, 2006, is (leave blank if not applicable):

a.     [   ]                       (enter the vesting schedule that applied prior to the Plan Year beginning in 2007; such schedule must satisfy 5-year cliff or 7-year graded and, if applicable, must provide for a top-heavy minimum schedule)

The adopting Employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that the Plan is qualified under Code §401 only to the extent provided in Rev. Proc. 2011-49 or subsequent guidance.

The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the Plan and in Rev. Proc. 2011-49 or subsequent guidance. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

This Adoption Agreement may be used only in conjunction with basic Plan document #10. This Adoption Agreement and the basic Plan document will together be known as the Automatic Data Processing Defined Contribution Plan Non-Standardized 401(k) Profit Sharing Plan #10-006.

The adoption of this Plan, its qualification by the IRS, and the related tax consequences are the responsibility of the Employer and its independent tax and legal advisors.

ADP, LLC will notify the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan. Furthermore, in order to be eligible to receive such notification, the Employer agrees to notify ADP, LLC of any change in address. In addition, this Plan is provided to the Employer pursuant to a retirement plan recordkeeping administrative services agreement with ADP, LLC. Upon cessation of such agreement, the Employer is no longer considered to be an adopter of this Plan and ADP, LLC no longer has any obligations to the Employer that relate to the adoption of this Plan.

With regard to any questions regarding the provisions of the Plan, adoption of the Plan, or the effect of an opinion letter from the IRS, call or write (this information must be completed by the sponsor of this Plan or its designated representative):

Mr. Ronald Ulrich

ADP Retirement Services

11 Northeastern Boulevard

Salem, New Hampshire 03079

800-541-7702

The Employer (and Trustee, if applicable), by executing below, hereby adopt(s) this Plan:

EMPLOYER NAME: Educational Development Corporation

By:

                                                                                                                                     DATE SIGNED

The Trustee, by executing this Adoption Agreement, hereby accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee under Article VII of the Plan. If the Employer will use a separate Trust, the Trustee need not execute this Adoption Agreement.

Non-Standardized 401(k) Profit Sharing Plan (006)

APPENDIX A

SPECIAL EFFECTIVE DATES AND OTHER PERMITTED ELECTIONS

A.	Special effective dates/spin-offs/mergers (the following elections are optional; select any that apply):

a.     [   ]     Special effective date(s):                                             . For periods prior to the specified special effective date(s), the Plan terms in effect prior to its restatement under this Adoption Agreement will control for purposes of the designated provisions. A special effective date may not result in the delay of a Plan provision beyond the permissible effective date under any applicable law.

b.     [   ]     Spin-off. The Plan was a spin-off from the                                        (enter name of plan), which was originally effective                        (enter effective date of original plan).

c.     [   ]     Merged plans. The following plan(s) are merged into this Plan (enter applicable information; attach addendum if more than 4 merged plans):

Name of merged plan	Merger date	Original effective date of merged plan
1.
2.
3.
4.

B.	Other permitted elections (the following elections are optional):

a.     [   ]     No other permitted elections

The following elections apply (select one or more):

b.     [   ]     Deemed 125 compensation (Plan Section 1.40). Deemed 125 compensation will be included in Compensation and 415 Compensation.

c.     [   ]     Reemployed after five (5) 1-Year Breaks in Service ("rule of parity" provisions) (Plan Section 3.5(d)). The "rule of parity" provisions in Plan Section 3.5(d) will not apply for (select one or both):

1.     [   ]     eligibility purposes

2.     [   ]     vesting purposes

d.     [   ]     The "one-year hold-out" rule described in Plan Section 3.5(e) will apply to (select one or both):

1.     [   ]     determine eligibility (for all contributions types except Elective Deferrals)

2.     [   ]     determine vesting

e.     [   ]     Normal form of annuity. If the Plan permits an annuity form of payment (e.g., if 33.f. or g. is selected), instead of a joint and 50% survivor annuity, the normal form of the qualified Joint and Survivor Annuity will be:

1.     [   ]     joint and 100% survivor annuity

2.     [   ]     joint and 75% survivor annuity

3.     [   ]     joint and 66 2/3% survivor annuity

f.     [   ]     Beneficiary if no beneficiary elected by Participant (Plan Section 6.2(e)). In the event no valid designation of Beneficiary exists, then in lieu of the order set forth in Plan Section 6.2(e), the following order of priority will be used:               (specify an order of beneficiaries; e.g., children per stirpes, parents, and then step-children).

g.     [   ]     "Section 411(d)(6) protected benefits" (Plan Section 8.1(b)). The following are Code §411(d)(6) protected benefits that are preserved under this Plan:                    (specify the protected benefits and the accrued benefits that are subject to the protected benefits).

h.     [   ]     Limitation Year (Plan Section 1.50). The Limitation Year for Code §415 purposes will be                               (must be a consecutive twelve month period) instead of the "determination period" for Compensation.

i.     [   ]     415 Limits when 2 or more defined contribution plans are maintained (Plan Section 4.4). If any Participant is covered under another qualified defined contribution plan maintained by the Employer or an Affiliated Employer, or if the Employer or an Affiliated Employer maintains a welfare benefit fund, as defined in Code §419(e), or an individual medical account, as defined in Code §415(l)(2), under which amounts are treated as "annual additions" with respect to any Participant in this Plan, then the provisions of Plan Section 4.4(b) will apply unless otherwise specified below:

1

Non-Standardized 401(k) Profit Sharing Plan (006)

1.     [   ]     Specify, in a manner that precludes Employer discretion, the method under which the plans will limit total "annual additions" to the "maximum permissible amount" and will properly reduce any "excess amounts":

                 .

j.     [   ]     Top-heavy duplications (select one or more)

1.     [   ]     Top-heavy duplications when 2 or more defined contribution plans are maintained (Plan Section 4.3(f)). When a Non-Key Employee is a Participant in this Plan and another defined contribution plan maintained by the Employer that is subject to the top-heavy rules, indicate which method will be utilized to avoid duplication of top-heavy minimum benefits:

a.     [   ]     The full top-heavy minimum will be provided in each plan.

b.     [   ]     A minimum, non-integrated contribution of 3% of each Non-Key Employee's 415 Compensation will be provided in the Money Purchase Plan (or other plan subject to Code §412).

c.     [   ]     Specify the method under which the plans will provide top-heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code §415:                   .

NOTE:

If b. or c. is selected then (1) an Employer may not rely on the opinion letter issued by the Internal Revenue Service with respect to the requirements of Code §416, and (2), if the plans do not benefit the same Participants, the uniformity requirement of the Regulations under Code §401(a)(4) may be violated.

2.     [   ]     Top-heavy duplications when a defined benefit plan is maintained (Plan Section 4.3(i)). When a Non-Key Employee is a Participant in this Plan and a non-frozen defined benefit plan maintained by the Employer that is subject to the top-heavy rules, indicate which method will be utilized to avoid duplication of top-heavy minimum benefits: (select one of a. - d. AND complete e. or select f.)

a.     [   ]     The full top-heavy minimum will be provided in each plan (if selected, Plan Section 4.3(i) will not apply).

b.     [   ]     5% defined contribution minimum

c.     [   ]     2% defined benefit minimum will be made in the                        (enter the name of the other plan)

d.     [   ]     Specify the method under which the plans will provide top-heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions:

                    .

NOTE:

If b., c., or d. is selected then (1) an Employer may not rely on the opinion letter issued by the Internal Revenue Service with respect to the requirements of Code §416, and (2), if the plans do not benefit the same Participants, the uniformity requirement of the Regulations under Code §401(a)(4) may be violated.

AND, the "present value" (Plan Section 9.2) for top-heavy purposes will be based on:

e.     [   ]     Interest Rate:

Mortality Table:

f.     [   ]     The interest rate and mortality table specified to determine "present value" for top-heavy purposes in the defined benefit plan.

AND, a Participant must be employed on the last day of the Plan Year in order to receive the top-heavy minimum (Plan Section 4.3(h)) unless elected below.

g.     [   ]     A Participant is not required to be employed by the Employer on the last day of the Plan Year.

k.     [   ]     Recognition of Service with other employers (Plan Sections 1.62 and 1.88). Service with the following employers (in addition to those specified at Question 16) will be recognized as follows (select one or more; if more than 6 employers, attach an addendum to the Adoption Agreement):

                                                                                                        Contribution

                                                                                 Eligibility     Vesting     Allocation

1.     [   ]     Employer name:     a.     [   ]     b.     [   ]     c.     [   ]

2.     [   ]     Employer name:     a.     [   ]     b.     [   ]     c.     [   ]

3.     [   ]     Employer name:     a.     [   ]     b.     [   ]     c.     [   ]

4.     [   ]     Employer name:     a.     [   ]     b.     [   ]     c.     [   ]

2

Non-Standardized 401(k) Profit Sharing Plan (006)

5.     [   ]     Employer name:     a.     [   ]     b.     [   ]     c.     [   ]

6.     [   ]     Employer name:     a.     [   ]     b.     [   ]     c.     [   ]

Limitations

7.     [   ]     The following provisions or limitations apply with respect to the     a.     [   ]     b.     [   ]     c.     [   ]

recognition of prior service:

(e.g., credit service with X only on/following 1/1/13 or credit all service with entities the Employer acquires after 12/31/12)

l.     [   ]     Other vesting provisions. The following vesting provisions apply to the Plan (select one or more):

1.     [   ]     Special vesting provisions. The following special provisions apply to the vesting provisions of the Plan:

        (must be definitely determinable, non-discriminatory under Code §401(a)(4) and otherwise satisfy the parameters set forth in Questions 18 and 19 and Plan Section 6.4; e.g., rather than the schedule specified at Question 18, the 5-year graded schedule applies to amounts merged into the Plan from the XYZ Plan.)

2.     [   ]     Pre-amendment vesting schedule. (Plan Section 6.4(h)). If the vesting schedule has been amended and a different vesting schedule other than the schedule at Question 18 applies to any Participants, then the following provisions apply (must select one of a. - d. AND complete e.):

Applicable Participants. The vesting schedules in Question 18 only apply to:

a.     [   ]     Participants who are Employees as of                   (enter date).

b.     [   ]     Participants in the Plan who have an Hour of Service on or after                   (enter date).

c.     [   ]     Participants (even if not an Employee) in the Plan on or after                   (enter date).

d.     [   ]     Other:                    (e.g., Participants in division A)

Vesting schedule

e.	The schedule that applies to Participants not subject to the vesting schedule in Question 18 is:

Years (or Periods) of Service                                   Percentage

                                                                                                %

                                                                                                %

                                                                                                %

                                                                                                %

                                                                                                %

                                                                                                %

3.     [   ]     Prior vesting schedule for Employer matching contributions. The vesting schedule for amounts attributable to Employer matching contributions made prior to Plan Years beginning after December 31, 2001 is:                         (enter the vesting schedule that applied prior to the Plan Year beginning in 2002; such schedule must satisfy 5-year cliff or 7-year graded and, if applicable, must provide for a top-heavy minimum schedule)

m.     [   ]     Top-heavy vesting schedule (Plan Section 6.4(e)).

Instead of any other vesting schedules set forth in the Plan, if this Plan becomes a Top-Heavy Plan, the following vesting schedule, based on number of Years of Service (or Periods of Service if the elapsed time method is selected) will apply:

1.     [   ]     6 Year Graded:     0-1 year-0%;     2 years-20%;     3 years-40%;     4 years-60%;     5 years-80%;     6 years-100%

2.     [   ]     3 Year Cliff:     0-2 years-0%;     3 years-100%

3.     [   ]     Other - Must be at least as liberal as either 1. or 2. above in each year without switching between the two schedules. (if a different top-heavy schedule applies to different contribution sources, attach an addendum specifying the schedule that applies to each source):

Years (or Periods) of Service                                   Percentage

                                                                                                %

                                                                                                %

                                                                                                %

                                                                                                %

                                                                                                %

                                                                                                %

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NOTE:

This Section does not apply to the Account balance of any Participant who does not have an Hour of Service after the Plan has initially become top-heavy. Such Participant's Vested Account balance will be determined without regard to this Section.

n.     [   ]     Leased Employees (Plan Section 1.49)

1.     [   ]     Offset of contributions to leasing organization plan. The Employer will reduce allocations to this Plan for any Leased Employee to the extent that the leasing organization contributes to or provides benefits under a leasing organization plan to or for the Leased Employee and which are attributable to the Leased Employee's services for the Employer.

2.     [   ]     Disregard one year requirement. The definition of Leased Employee shall be applied by disregarding the requirement of performing services for at least one year, for the following contributions (select a. or all that apply of b.1. - b.3.) (Elective Deferrals include Roth Elective Deferrals, "ADP test safe harbor contributions" (including those made pursuant to a QACA) and SIMPLE 401(k) contributions, after-tax voluntary Employee contributions, and rollover contributions; Matching includes QMACs; and Nonelective Profit Sharing includes QNECs):

a.     [   ]     All contributions

b.     [   ]     The following contributions (select all that apply)

1.     [   ]     Elective Deferrals

2.     [   ]     Matching contributions

3.     [   ]     Nonelective Profit Sharing contributions

o.     [   ]     Minimum distribution transitional rules (Plan Section 6.8(e)(5))

NOTE:

This Section does not apply to (1) a new Plan, (2) an amendment or restatement of an existing Plan that never contained the provisions of Code §401(a)(9) as in effect prior to the amendments made by the Small Business Job Protection Act of 1996 (SBJPA), or (3) a Plan where the transition rules below do not affect any current Participants.

The "required beginning date" for a Participant who is not a "five percent (5%) owner" is:

1.     [   ]     April 1st of the calendar year following the year in which the Participant attains age 70 1/2. (pre-SBJPA rules continue to apply)

2.     [   ]     April 1st of the calendar year following the later of the year in which the Participant attains age 70 1/2 or retires (the post-SBJPA rules), with the following exceptions (select one or both; leave blank if both applied effective as of January 1, 1996):

a.     [   ]     A Participant who was already receiving required minimum distributions under the pre-SBJPA rules as of                 (may not be earlier than January 1, 1996) was allowed to stop receiving distributions and have them recommence in accordance with the post-SBJPA rules. Upon the recommencement of distributions, if the Plan permits annuities as a form of distribution then the following apply:

1.     [   ]     N/A (annuity distributions are not permitted)

2.     [   ]     Upon the recommencement of distributions, the original Annuity Starting Date will be retained.

3.     [   ]     Upon the recommencement of distributions, a new Annuity Starting Date is created.

b.     [   ]     A Participant who had not begun receiving required minimum distributions as of

                  (may not be earlier than January 1, 1996) may elect to defer commencement of distributions until retirement. The option to defer the commencement of distributions (i.e., to elect to receive in-service distributions upon attainment of age 70 1/2) applies to all such Participants unless selected below:

1.     [   ]     The in-service distribution option was eliminated with respect to Participants who attained age 70 1/2 in or after the calendar year that began after the later of (1) December 31, 1998, or (2) the adoption date of the restatement to bring the Plan into compliance with the SBJPA.

p.     [   ]     Applicable law. Instead of using the applicable laws set forth in Plan Section 10.4(a), the Plan will be governed by the laws of:

q.     [   ]     Total and Permanent Disability. Instead of the definition at Plan Section 1.83, Total and Permanent Disability means:               (must be definitely determinable).

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Non-Standardized 401(k) Profit Sharing Plan (006)

r.     [   ]     Other Trust provisions (Applicable only for Plan assets trusteed under Article VII (no separate trust agreement))

1.     [   ]     Special Trustee for collection of contributions. The Employer appoints the following Special Trustee with the responsibility to collect delinquent contributions pursuant to Plan Section 7.1(b):

Name:

Title

a.     [   ]

Address and telephone number

b.     [   ]     Use Employer address and telephone number

c.     [   ]     Use address and telephone number below:

Address:

                                                                  Street

                                                               City                             State                              Zip

Telephone:

NOTE:     The Trustee named above                   is hereby appointed as a Trustee for the Plan, and is referred to as the Special Trustee. The sole responsibility of the Special Trustee is to collect contributions the Employer owes to the Plan. No other Trustee has any duty to ensure that the contributions received comply with the provisions of the Plan or is obliged to collect any contributions from the Employer. No Trustee, other than the Special Trustee, is obliged to ensure that funds deposited are deposited according to the provisions of the Plan. The Special Trustee must accept its position and agree to its obligations hereunder, but is not required to execute this Adoption Agreement.

s.     [   ]     Preserved annuity forms. If option 33.f. or 33.g. is selected, the following annuity forms of payment are preserved under the Plan.

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EXHIBIT A

ONLY APPLICABLE IF 29.i.2. IS SELECTED

Age-Weighted Allocation Factors

Assumption: UP84 mortality

Table I - Normal Retirement Age				Table II - Number of Years prior to Normal Retirement Age

	Interest Assumptions				Interest Assumptions
Age	7.50%	8.00%	8.50%	Years prior to NRA	7.50%	8.00%	8.50%

55	124.24	119.46	115.01	45	0.038603	0.031328	0.025448
56	122.23	117.61	113.31	44	0.041498	0.033834	0.027612
57	120.15	115.7	111.54	43	0.04461	0.036541	0.029959
58	118.01	113.72	109.71	42	0.047956	0.039464	0.032505
59	115.81	111.69	107.83	41	0.051553	0.042621	0.035268
60	113.55	109.59	105.89	40	0.055419	0.046031	0.038266
61	111.23	107.44	103.88	39	0.059576	0.049713	0.041518
62	108.86	105.23	101.83	38	0.064044	0.05369	0.045047
63	106.44	102.98	99.72	37	0.068847	0.057986	0.048876
64	103.98	100.68	97.57	36	0.074011	0.062624	0.053031
65	101.49	98.35	95.38	35	0.079562	0.067634	0.057539
66	98.97	95.98	93.16	34	0.085529	0.073045	0.062429
67	96.44	93.6	90.92	33	0.091943	0.078889	0.067736
68	93.89	91.21	88.66	32	0.098839	0.0852	0.073493
69	91.31	88.78	86.37	31	0.106252	0.092016	0.07974
70	88.7	86.3	84.03	30	0.114221	0.099377	0.086518
71	86.04	83.79	81.65	29	0.122787	0.107327	0.093872
72	83.35	81.24	79.22	28	0.131997	0.115914	0.101851
73	80.64	78.66	76.77	27	0.141896	0.125187	0.110509
74	77.91	76.06	74.29	26	0.152538	0.135202	0.119902
75	75.18	73.45	71.8	25	0.163979	0.146018	0.130094
76	72.45	70.85	69.31	24	0.176277	0.157699	0.141152
77	69.75	68.26	66.83	23	0.189498	0.170315	0.15315
78	67.07	65.7	64.37	22	0.20371	0.18394	0.166167
79	64.42	63.14	61.92	21	0.218989	0.198656	0.180291
80	61.78	60.61	59.48	20	0.235413	0.214548	0.195616
				19	0.253069	0.231712	0.212244
				18	0.272049	0.250249	0.230284
				17	0.292453	0.270269	0.249859
				16	0.314387	0.29189	0.271097
				15	0.337966	0.315242	0.29414
				14	0.363313	0.340461	0.319142
				13	0.390562	0.367698	0.346269
				12	0.419854	0.397114	0.375702
				11	0.451343	0.428883	0.407636
				10	0.485194	0.463193	0.442285
				9	0.521583	0.500249	0.47988
				8	0.560702	0.540269	0.520669
				7	0.602755	0.58349	0.564926
				6	0.647961	0.630169	0.612945
				5	0.696558	0.680583	0.665045
				4	0.7488	0.73503	0.721574
				3	0.80496	0.793832	0.782908
				2	0.865333	0.857339	0.849455
				1	0.930233	0.925926	0.921659
				0	1.0000000	1.0000000	1.0000000
				past NRA	1.0000000	1.0000000	1.0000000

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Non-Standardized 401(k) Profit Sharing Plan (006)

APPENDIX B

ADMINISTRATIVE PROVISIONS

The following are optional administrative provisions. The Administrator may implement procedures that override any elections in this Section without a formal Plan amendment. In addition, modifications to this Appendix B will not affect an Employer's reliance on an IRS opinion letter or determination letter.

A.	Life insurance. (Plan Section 7.5)

Life insurance may not be purchased.

B.	Plan expenses and Forfeitures

Plan expenses. The Plan may assess against an individual Participant's Account certain Plan expenses that are incurred by, or are attributable to, a particular Participant based on use of a particular Plan service.

Use of Forfeitures

Use to pay Plan expenses. Forfeitures may first be used to pay any administrative expenses notwithstanding any election below.

Other than Employer matching contributions. Forfeitures of amounts attributable to Employer contributions other than Employer matching contributions will, consistent with Plan Section 4.3(e), be (pick one or more):

a.     [   ]     added to any Employer discretionary contribution (e.g., matching or profit sharing) and allocated in the same manner

b.     [X]     used to reduce any Employer contribution

c.     [   ]     added to any Employer matching contribution and allocated as an additional matching contribution

d.     [   ]     allocated to all Participants eligible to share in the allocations of profit sharing contributions or Forfeitures in the same proportion that each Participant's Compensation for the Plan Year bears to the Compensation of all Participants for such year

e.     [   ]     other:                    (describe the treatment of Forfeitures in a manner that is definitely determinable and not subject to Employer discretion; e.g., Forfeitures attributable to transferred balances from Plan X are allocated as additional discretionary contributions only to former Plan X Participants)

Matching contributions. Forfeitures of amounts attributable to Employer matching contributions will, consistent with Plan Section 4.3(e), be (pick one or more):

f.     [   ]     N/A (same as above or no Employer matching contributions)

g.     [   ]     used to reduce the Employer matching contribution

h.     [   ]     added to any Employer matching contribution and allocated as an additional matching contribution

i.     [   ]     added to any Employer discretionary profit sharing contribution

j.     [X]     used to reduce any Employer contribution

k.     [   ]     other:                    (describe the treatment of Forfeitures in a manner that is definitely determinable and not subject to Employer discretion; e.g., Forfeitures attributable to transferred balances from Plan X are allocated as additional discretionary contributions only to former Plan X Participants)

NOTE:

The reallocation of Forfeitures could affect the Plan's top-heavy exemption (see Plan Section 12.8(f)). One approach to avoid this result is to provide for a discretionary matching contribution that satisfies the "ACP test safe harbor" provisions (i.e., select Question 27A.b. and select a discretionary matching contribution at Question 28) and then allocate Forfeitures as a matching contribution.

C.	Directed investments (Plan Section 4.10)

a.     [X]     Participant directed investments are permitted from the following Participant Accounts:

1.     [X]     all Accounts

2.     [   ]     all Accounts EXCEPT (select one or more):

a.     [   ]     Account(s) attributable to Employer matching contributions (includes matching "ADP test safe harbor contributions")

b.     [   ]     Account attributable to Employer Nonelective profit sharing contributions (includes Qualified Nonelective Contributions and nonelective "ADP test safe harbor contributions")

ERISA Section 404(c). It is intended that the Plan comply with ERISA Section 404(c) with respect to the Accounts subject to Participant investment directions.

D.	Rollover limitations. Will the Plan specify which sources of rollovers will be accepted? (skip if rollover contributions are NOT selected at 12.f.)

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Non-Standardized 401(k) Profit Sharing Plan (006)

a.     [   ]     No, Administrator determines in operation which sources will be accepted.

b.     [X]     Yes

Rollover sources. Indicate the sources of rollovers that will be accepted (select one or more)

1.     [X]     Direct rollovers. Plan will accept a direct rollover of an eligible rollover distribution from (select one or more):

a.     [X]     a qualified plan described in Code §401(a) (including a 401(k) plan, profit sharing plan, defined benefit plan, stock bonus plan and money purchase plan), excluding after-tax employee contributions

b.     [   ]     a plan described in Code §403(a) (an annuity plan), excluding after-tax employee contributions

c.     [   ]     a plan described in Code §403(b) (a tax-sheltered annuity), excluding after-tax employee contributions

d.     [   ]     a governmental plan described in Code §457(b) (eligible deferred compensation plan)

e.     [   ]     if this Plan permits Roth Elective Deferrals, Roth accounts from a qualified plan described in Code §401(a) or a plan described in Code §403(b) (a tax-sheltered annuity)

2.     [   ]     Participant rollover contributions from other plans (i.e., not via a direct plan-to-plan transfer). The Plan will accept a contribution of an eligible rollover distribution (select one or more):

a.     [   ]     a qualified plan described in Code §401(a) (including a 401(k) plan, profit sharing plan, defined benefit plan, stock bonus plan and money purchase plan)

b.     [   ]     a plan described in Code §403(a) (an annuity plan)

c.     [   ]     a plan described in Code §403(b) (a tax-sheltered annuity)

d.     [   ]     a governmental plan described in Code §457(b) (eligible deferred compensation plan)

3.     [   ]     Participant rollover contributions from IRAs: The Plan will accept a rollover contribution of the portion of a distribution from a traditional IRA that is eligible to be rolled over and would otherwise be includible in gross income. Rollovers from Roth IRAs or a Coverdell Education Savings Account (formerly known as an Education IRA) are not permitted because they are not traditional IRAs. A rollover from a SIMPLE IRA is allowed if the amounts are rolled over after the individual has been in the SIMPLE IRA for at least two years.

E.

Irregular pay (e.g., bonuses). Unless selected below, a Participant's existing Elective Deferral election will apply to irregular pay (provided such irregular pay is Compensation for Elective Deferral purposes) unless the Participant makes a different Elective Deferral election for such irregular pay.

a.     [X]     A Participant is not permitted to make a separate Elective Deferral election for irregular pay and the Participant's existing Elective Deferral election will apply to such irregular pay (provided such irregular pay is Compensation for Elective Deferral purposes).

Suspended Elective Deferrals and after-tax voluntary Employee contributions. If a Participant's Elective Deferrals and after-tax voluntary Employee contributions, if any, must be suspended pursuant to a provision of the Plan (e.g., due to a hardship distribution or distribution due to military leave covered by the HEART Act), then upon the expiration of the suspension period, a Participant's prior Affirmative Election or Automatic Deferral election, as applicable, will be reinstated unless otherwise selected below.

a.     [   ]     the Participant is deemed to have made an Affirmative Election to have no Elective Deferrals made to the Plan.

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Non-Standardized 401(k) Profit Sharing Plan (006)

APPENDIX C

PARTICIPATING EMPLOYERS LIST

The following entities have taken appropriate legal action, including but not limited to passing a Board of Directors resolution or such analogous action as the context may require, to become a Participating Employer in the Plan. Each such entity shall become a Participating Employer as of the effective date specified in such legal action. The following list of Participating Employers is current and effective as of                     . The Administrator may update this list to reflect the addition or removal of Participating Employers without a formal Plan amendment and without affecting an Employer's reliance on an IRS opinion letter or determination letter.

Participating Employer                                                                 EIN

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